SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant ☑ Filed by a party other than the registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive proxy statement
☐	Definitive additional materials
☐	Soliciting material pursuant § 240.14a-12
LodgeNet Interactive Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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3900 West Innovation Street
Sioux Falls, South Dakota 57107

March 30, 2009

Dear Fellow Stockholder:

You are cordially invited to attend the 2009 Annual Meeting of Stockholders of LodgeNet Interactive Corporation. The meeting will be held on Wednesday, May 13, 2009, at 9:00 a.m., Central Daylight Time, at LodgeNet’s Corporate Offices, 3900 West Innovation Street, Sioux Falls, South Dakota 57107.

At the meeting, we will be electing three directors, considering an amendment to LodgeNet’s 2003 Stock Option and Incentive Plan to increase the number of shares available for issuance, and considering the ratification of PricewaterhouseCoopers LLP as our independent registered public accountant for the year ending December 31, 2009.

This year we are pleased to take advantage of the Securities and Exchange Commission rules allowing companies to furnish proxy materials to their stockholders over the Internet. We believe that this e-proxy process will expedite receipt of proxy materials while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. I encourage you to review carefully the Notice of Annual Meeting and Proxy Statement.

I hope you will be able to attend the Annual Meeting. Whether or not you plan to attend, I urge you to vote your shares to make certain that your shares will be represented at the Annual Meeting. Your vote is important, whether you own a few shares or many.

Sincerely,

Scott C. Petersen
Chairman of the Board,
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
Item 1. ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS.
Compensation Discussion and Analysis
SUPPLEMENTARY COMPENSATION POLICIES
REPORT OF THE COMPENSATION COMMITTEE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Item 2. AMENDMENT OF THE 2003 STOCK OPTION AND INCENTIVE PLAN
Item 3. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ANNUAL REPORT
PROPOSALS OF STOCKHOLDERS
“HOUSEHOLDING” OF PROXY MATERIALS.
OTHER BUSINESS

LODGENET INTERACTIVE CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that, pursuant to its Bylaws and the call of its Board of Directors, the Annual Meeting of Stockholders (the “Meeting”) of LodgeNet Interactive Corporation (the “Company”) will be held at LodgeNet’s Corporate Offices, 3900 West Innovation Street, Sioux Falls, South Dakota 57107 on Wednesday, May 13, 2009, at 9:00 a.m., Central Daylight Time, for the purpose of considering and voting upon the following matters:

To Receive and Consider:

The report of management on the business of the Company and the Company’s audited financial statements for the fiscal year ended December 31, 2008, together with the report thereon of PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm.

To Act On:

1.	Election of Directors. To elect three persons to the Board of Directors of the Company to serve for three-year terms expiring in 2012 and until such persons’ successors are elected and qualified. The Board of Directors’ nominees are:

Marty Abbott
R. Douglas Bradbury
John E. Haire

2.	Amendment of the 2003 Stock Option and Incentive Plan. To approve an amendment to increase the number of shares authorized for issuance under the 2003 Stock Option and Incentive Plan by 1,100,000 shares.

3.	Ratification of Appointment of Independent Registered Public Accounting Firm. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

4.	Other Business. To transact such other business as may properly come before the Meeting and at any and all adjournments thereof.

Only those stockholders of record on March 20, 2009 (the “Record Date”) shall be entitled to notice of and to vote in person or by proxy at the Meeting.

The Proxy Statement, which accompanies this notice, contains additional information regarding the proposals to be considered at the Meeting and stockholders are encouraged to read it in its entirety.

As set forth in the enclosed Proxy Statement, the proxy is solicited by and on behalf of the Board of Directors of the Company. It is expected that these materials will first be made available to stockholders on or about March 30, 2009.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE BE SURE THAT YOUR STOCK IS VOTED. YOUR VOTE IS IMPORTANT, WHETHER YOU OWN A FEW SHARES OR MANY.

By Order of the Board of Directors,
James G. Naro
Secretary

Dated: March 30, 2009

LODGENET INTERACTIVE CORPORATION
3900 WEST INNOVATION STREET
SIOUX FALLS, SOUTH DAKOTA 57107

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, MAY 13, 2009

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND
THE ANNUAL MEETING

Important Notice Regarding the Availability of Proxy Materials for
the Stockholder Meeting to be Held on May 13, 2009.
The proxy statement and annual report to security holders are available at:
http://www.proxyvote.com

Why am I receiving these materials?

The Board of Directors (the “Board”) of LodgeNet Interactive Corporation (“LodgeNet” or the “Company”) is providing these proxy materials to you in connection with the solicitation by the Board of proxies to be voted at LodgeNet’s Annual Meeting of Stockholders (the “Meeting”) to be held on Wednesday, May 13, 2009, at LodgeNet’s Corporate Offices, 3900 West Innovation Street, Sioux Falls, South Dakota 57107 at 9:00 a.m., Central Daylight Time. This Proxy Statement and the enclosed proxy card (the “Proxy”) and other enclosures are being made available to stockholders on or about March 30, 2009.

What information is contained in these materials?

This Proxy Statement provides you with information about LodgeNet’s governance structure, the nominating process, the proposals to be voted on at the Meeting, the voting process, the compensation of directors and of our most highly paid executive officers, and certain other information.

What is the purpose of the Meeting?

At the Meeting, stockholders will act upon the matters outlined in the Notice of Meeting on the cover page of this Proxy Statement, including the election of directors, approval of an amendment to the 2003 Stock Option and Incentive Plan, and ratification of the appointment of the Company’s independent registered public accounting firm.

What are the Board’s recommendations?

The Board’s recommendations are set forth in this Proxy Statement. The Board recommends that you vote your shares FOR each of LodgeNet’s nominees to the Board, FOR the amendment of the 2003 Stock Option and Incentive Plan, and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2009.

Who is entitled to vote at the Meeting?

Stockholders of record at the close of business on March 20, 2009, the Record Date for the Meeting, are entitled to receive notice of and to participate in the Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares you held on that date at the Meeting, or any postponements or adjournments of the Meeting.

What are the rights of the holders of LodgeNet common stock?

Each outstanding share of the Company’s common stock will be entitled to one vote on each matter considered at the Meeting.

Who can attend the Meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Meeting, and each may be accompanied by one guest. If you attend, please note that you may be asked to present valid picture identification, such as a driver’s license or passport. Also note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of the brokerage statement reflecting your stock ownership as of the Record Date.

May I record the Meeting?

No. Cameras, recording devices and other electronic devices are not permitted at the Meeting.

What constitutes a quorum?

The presence at the Meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the common stock outstanding on the Record Date will constitute a quorum, thus permitting business to be conducted at the Meeting. As of the Record Date, 22,479,164 shares of common stock, representing the same number of votes, were outstanding and entitled to vote at the Meeting. Thus, the presence, in person or by proxy, of the holders of common stock representing at least 11,239,583 votes will be required to establish a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the Meeting.

How do I vote?

Record Holders.  If your shares of our common stock are held of record in your name, you can vote at the Annual Meeting in any of the following ways.

•	You can attend the Annual Meeting and vote in person.

•	You can sign and return an appointment of proxy (proxy card) in the form enclosed with this proxy statement and appoint the persons named on the proxy card to vote your shares for you at the meeting, or you can validly appoint another person to vote your shares for you.

•	You can appoint the Proxies to vote your shares for you by going to our Internet website (http://www.proxyvote.com) and enter the 12-Digit Control Number on the Notice of Internet Availability of Proxy Materials you received in the mail, and then follow the instructions you will be given. You may vote by Internet until 11:59 p.m. Eastern Time on May 12, 2009, which is the day before the Annual Meeting date. If you vote by Internet, you need not sign and return a proxy card. You will be appointing the Proxies to vote your shares on the same terms and with the same authority as if you marked, signed and returned a proxy card. The authority you will be giving the Proxies is described below and in the proxy card enclosed with this proxy statement.

Shares Held in “Street Name.”  Only the record holders of shares of our common stock, or their appointed proxies, may vote those shares. As a result, if your shares of our common stock are held for you in “street name” by a broker or other nominee, then only your broker or nominee (i.e. the record holder) may vote them for you. You will need to follow the directions your broker or nominee provides you and give it instructions as to how it should vote your shares by completing and returning to it the voting instruction sheet you received with your copy of our proxy statement (or by following any directions you received for giving voting instructions electronically). Brokers and other nominees who hold shares in street name for their clients typically have the authority to vote those shares on “routine” proposals, such as the election of directors, when they have not received instructions from beneficial owners of the shares. However, they do not have authority to vote on non-routine proposals without instructions from the beneficial owners of the shares they hold. To insure that shares you hold in street name are represented at the Annual Meeting and voted in the manner you desire, it is important that you instruct your broker or nominee as to how it should vote your shares.

If you complete and properly sign the accompanying proxy card and return it, it will be voted as you direct. If you attend the Meeting in person, you may deliver your completed proxy card in person or vote by written ballot. Proxy cards and ballots will be available at the Meeting.

Is cumulative voting allowed?

No. The Company’s Certificate of Incorporation does not authorize cumulative voting. Each stockholder is entitled to one vote, in person or by proxy, for each share of common stock standing in his, her or its name on the books of the Company as of the Record Date on any matter submitted to the stockholders.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your Proxy, you may change your vote at any time before the Proxy is exercised by filing with the Corporate Secretary of the Company either a notice of revocation or a duly executed Proxy bearing a later date. In addition, you may revoke your proxy by voting in person at the Meeting, although attendance at the Meeting will not by itself revoke a previously granted Proxy.

What vote is required for the various action items?

There are different requirements for the action items. This occurs because brokers which hold shares in street name for stockholders are not permitted to cast proxies for certain types of items including, with respect to the Meeting, the amendment of the 2003 Stock Option and Incentive Plan.

To elect directors, a matter on which brokers may cast proxies, only a plurality of affirmative votes cast at the Meeting is required. A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. However, a direction to “Withhold authority” does not constitute a “no” vote and, accordingly, a “Withhold authority” proxy will not be counted as a vote against a nominee. Nonetheless, a “Withhold authority” proxy is present at the Meeting and, consequently, is counted for purposes of determining whether a quorum is present.

With respect to the amendment of our 2003 Stock Option and Incentive Plan, an affirmative majority of the votes cast at the Meeting, in person or by proxy, is required for approval. Broker “non-votes” are not counted as votes cast, but abstentions are. Accordingly, broker “non-votes” will have no effect on the voting regarding the amendment, but the affirmative votes must outnumber the combined total of negative votes and abstentions for the amendment to be approved.

With respect to the ratification of the appointment of PricewaterhouseCoopers LLP, the affirmative vote of the holders of a majority of the outstanding shares entitled to vote and present, in person or by proxy, at the Meeting is required for approval. Since brokers may cast proxies on this matter, we do not expect any broker “non-votes” and ratification will occur if the number of affirmative votes is greater than the number of negative votes and abstentions.

Who pays for the cost of soliciting proxies?

This Proxy Statement is prepared on behalf of the Board of Directors of the Company and the Company will bear the costs of solicitation. The expense of preparing, assembling, and distributing this Proxy Statement and the materials used in this solicitation of Proxies, whether by mail or via the Internet, also will be borne by the Company. It is contemplated that Proxies will be solicited principally through the mail or over the Internet, but directors, officers and regular employees of the Company may solicit Proxies personally or by telephone. Although there is no formal agreement to do so, the Company intends to reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to their principals. The Company does not intend to utilize the services of other individuals or entities not employed by or affiliated with the Company in connection with the solicitation of Proxies.

How much stock is authorized and how much was outstanding on the Record Date?

As of the Record Date, the authorized capital of the Company consisted of 50,000,000 shares of common stock, par value $.01 per share, of which 22,659,164 shares were issued and outstanding, and of which 180,000 were held as treasury shares, and 5,000,000 shares of preferred stock, $.01 par value, of which there were no shares outstanding.

Who are the largest owners of the Company’s stock and how much stock do the Company’s directors and executive officers own?

The following table sets forth the beneficial ownership of the Company’s common stock as of the Record Date by each person known to the Company to be the record or beneficial owner of more than five percent of the outstanding shares of common stock (other than depositories holding shares of common stock in “street name”), by each director and nominee for director, each Named Executive Officer, and by all directors and executive officers, as a group:

	Amount and Nature of	Percent
Name and Address of Beneficial Owner(1)(2)	Beneficial Ownership(3)	of Class(3)

Scott C. Petersen, Chairman of the Board, President and Chief Executive Officer(4)	594,243	2.61%
David M. Bankers, Senior Vice President, Product and Technology Development(5)	74,419	*
James G. Naro, Senior Vice President, Legal and Human Resources, and, General Counsel(6)	38,898	*
Gary H. Ritondaro, Senior Vice President, Finance, Information and Administration, Chief Financial Officer(7)	74,294	*
Scott E. Young, President, Hospitality Division, Chief Marketing Officer(8)	46,225	*
Marty Abbott, Director(9)	10,000	*
R. Douglas Bradbury, Director(10)	118,444	*
John E. Haire, Director(11)	19,000	*
J. Scott Kirby, Director(12)	10,000	*
R. F. Leyendecker, Director(13)	87,217
Vikki I. Pachera, Director(14)	50,084	*
Scott H. Shlecter, Director(15)	72,675	*
Mark Cuban(16)	2,239,400	9.96%
Anchorage Capital Master Offshore, LTD.(17)	2,188,200	9.73%
Victorian Capital LP, Incorporated(18)	1,585,662	7.05%
Pinnacle Associates, Ltd.(19)	1,584,193	7.05%
Key Colony Management LLC(20)	1,691,558	7.53%
Morgan Stanley(21)	1,375,201	6.12%
Directors and Executive Officers (a group of 13 persons)(22)	1,227,748	5.44%

*	Less than 1%.

(1)	Unless otherwise indicated, the address of such person is 3900 West Innovation Street, Sioux Falls, South Dakota 57107.

(2)	Each named person has sole voting and investment power with respect to the shares listed, except as noted below. None of the shares held by the directors or the executive officers listed above have been pledged as security for other obligations.

(3)	Shares which the person (or group) has the right to acquire within 60 days after the Record Date are deemed to be outstanding in calculating the percentage ownership of the person (or group) but are not deemed to be outstanding as to any other person (or group). Total shares outstanding was reduced to reflect 180,000 shares purchased as of the Record Date in accordance with the Company’s share repurchase program announced on December 4, 2007.

(4)	Includes 276,200 shares issuable upon the exercise of options to purchase common stock, which Mr. Petersen has the right to acquire within 60 days after the Record Date. Excludes options to purchase 90,000 shares of common stock which Mr. Petersen surrendered without consideration in December 2008 in order to permit grants to other Company employees. Also includes 7,000 shares of time-based restricted stock issued to Mr. Petersen on January 4, 2008, 3,500 shares of time-based restricted stock issued to Mr. Petersen on April 2, 2007, and 3,250 shares of time-based restricted stock issued on January 9, 2006. Also includes 79,000 shares owned by Mr. Petersen’s spouse and 6,150 shares owned by his adult children, of which Mr. Petersen disclaims beneficial ownership.

(5)	Includes 37,438 shares issuable upon the exercise of options to purchase common stock, which Mr. Bankers has the right to acquire within 60 days after the Record Date. Also includes 3,000 shares of time-based restricted stock issued to Mr. Bankers on January 4, 2008, 1,500 shares of time-based restricted stock issued to Mr. Bankers on April 2, 2007, 1,500 shares of time-based restricted stock issued to Mr. Bankers on January 9, 2006. Also includes 99 shares owned by Mr. Bankers’ adult children, of which Mr. Bankers disclaims beneficial ownership.

(6)	Includes 7,438 shares issuable upon the exercise of options to purchase common stock, which Mr. Naro has the right to acquire within 60 days after the Record Date. Includes 3,000 shares of time-based restricted stock issued to Mr. Naro on January 4, 2008, 1,500 shares of time-based restricted stock issued to Mr. Naro on April 2, 2007, and 3,000 shares of time-based restricted stock, issued on June 11, 2006.

(7)	Includes 35,000 shares issuable upon the exercise of options to purchase common stock, which Mr. Ritondaro has the right to acquire within 60 days after the Record Date. Also includes 2,000 shares of time-based restricted stock issued to Mr. Ritondaro on April 2, 2007, and 2,000 shares of time-based restricted stock issued to Mr. Ritondaro on January 9, 2006. Mr. Ritondaro also serves as the Company’s Principal Financial and Accounting Officer.

(8)	Includes 13,125 shares issuable upon the exercise of options to purchase common stock, which Mr. Young has the right to acquire within 60 days after the Record Date. Includes 5,000 shares of time-based restricted stock issued to Mr. Young on January 4, 2008, 2,500 shares of time-based restricted stock issued to Mr. Young on April 2, 2007, and 3,750 shares of time-based restricted stock issued on August 17, 2006.

(9)	Includes 5,000 shares issuable upon the exercise of options to purchase common stock, which Mr. Abbott has the right to acquire within 60 days after the Record Date. Includes 5,000 restricted stock units issued to Mr. Abbott on August 19, 2008, of which 2,500 have vested, and of which 2,500 remain subject to forfeiture in accordance with the terms of the Restricted Stock Unit Agreement.

(10)	Includes 93,000 shares of common stock, which Mr. Bradbury has the right to acquire within 60 days of the Record Date by the exercise of vested stock options, 2,500 restricted stock units issued on July 1, 2006, 3,000 restricted stock units issued on May 9, 2007, and 5,000 restricted stock units issued on May 14, 2008, of which 2,500 have vested, and of which 2,500 remain subject to forfeiture in accordance with the terms of the Restricted Stock Unit Agreement.

(11)	Includes 10,000 shares issuable upon the exercise of options to purchase common stock, which Mr. Haire has the right to acquire within 60 days after the Record Date. Includes 5,000 restricted stock units issued to Mr. Haire on May 14, 2008, of which 2,500 have vested, and of which 2,500 remain subject to forfeiture in accordance with the terms of the Restricted Stock Unit Agreement.

(12)	Includes 5,000 shares issuable upon the exercise of options to purchase common stock, which Mr. Kirby has the right to acquire within 60 days after the Record Date. Includes 2,500 shares of restricted stock issued to Mr. Kirby on August 19, 2008 which remain subject to forfeiture in accordance with the terms of the Restricted Stock Agreement.

(13)	Includes 75,000 shares of common stock that Mr. Leyendecker has the right to acquire within 60 days of the Record Date by the exercise of vested stock options. Includes 2,500 shares of restricted stock issued to

Mr. Leyendecker on May 14, 2008, which remain subject to forfeiture in accordance with the terms of the Restricted Stock Agreement.

(14)	Includes 39,000 shares of common stock that Ms. Pachera has the right to acquire within 60 days of the Record Date by the exercise of vested stock options. Includes 2,500 vested restricted stock units issued on July 1, 2006, 3,000 vested restricted stock units issued on May 9, 2007, and 2,500 shares of time-based restricted stock issued on May 14, 2008, which remain subject to forfeiture in accordance with the terms of the Restricted Stock Agreement.

(15)	Includes 51,000 shares of common stock that Mr. Shlecter has the right to acquire within 60 days of the Record Date by the exercise of vested stock options. Includes 2,500 shares of time-based restricted stock issued on May 14, 2008, which remain subject to forfeiture in accordance with the terms of the Restricted Stock Agreement.

(16)	The address for Mr. Cuban is 5424 Deloache Avenue, Dallas, TX, 75220; address and share ownership based on Schedule 13D filed by such stockholder.

(17)	The address for Anchorage Capital Master Offshore Ltd. is 610 Broadway, 6th Floor, New York, NY 10012; address and share ownership information based on Schedule 13G filed by such stockholder.

(18)	The address for Victorian Capital LP, Incorporated is P.O. Box 86, Hambro House, St. Julian’s Avenue, St. Peter Port, Guernsey GY1 3ED; address and share ownership based on Schedule 13D filed by such stockholder.

(19)	The address of Pinnacle Associates Ltd. is 335 Madison Avenue, 11th Floor, New York, NY 10017 address and share ownership information based on Schedule 13G filed by such stockholder.

(20)	The address of Key Colony Management LLC is 10825 Financial Centre Parkway, Suite 100, Little Rock, AR 72211; address and share ownership information based on Schedule 13G filed by such stockholder.

(21)	The address for Morgan Stanley is 1585 Broadway, New York, NY 10036; address and share ownership information based on Schedule 13G filed by such stockholder.

(22)	This group of Officers and Directors includes Messrs. Petersen, Bankers, Naro, Ritondaro, Young, Abbott, Bradbury, Haire, Kirby, Leyendecker, Shlecter, and Ms. Pachera. Includes 632,250 shares subject to options exercisable within 60 days of the Record Date and 136,100 shares of restricted stock held by the executive officers. See notes (4)-(16) above. This amount also includes 32,250 shares of common stock, options exercisable within 60 days of the Record Date and restricted stock beneficially owned by executive officers of the Company not listed in the table above.

Item 1. ELECTION OF DIRECTORS

Board of Directors and Nominees

The Company’s Certificate of Incorporation and Bylaws provide that the number of directors shall be determined from time to time by the Board of Directors but may not be less than three nor more than nine. The Board of Directors is currently composed of eight members. The Bylaws further provide for the division of the directors into three classes of approximately equal size, with directors in each class elected for a three-year term and approximately one third of the directors elected each year.

The directors nominated for election are Marty Abbott, R. Douglas Bradbury, and John E. Haire. Mr. Bradbury is completing the term to which he was elected by the stockholders in 2006. Mr. Abbott and Mr. Haire were appointed as directors in August 2008 and April 2008 respectively, and each is standing for election for the first time. Each nominee has indicated his willingness to serve and, unless otherwise instructed, Proxies will be voted in favor of such nominees. In the event that any of Messrs. Abbott, Bradbury or Haire should be unable to serve as a director, it is intended that the Proxies will be voted for the election of such substitute nominee(s), if any, as shall be designated by the Board of Directors. The Company has no reason to believe that the nominees will be unavailable to serve.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS.

The following table sets forth certain information, as of the Record Date, with respect to the nominees for director and the continuing directors of the Company. The number of shares of common stock beneficially owned by the nominees for director and the continuing directors is set forth above under “Beneficial Ownership of Principal Stockholders and Management.”

			Year First
			Became
		Principal Occupation or Employment	Director (1)/
Name	Age	for the Past Five Years	Term Expires

Nominees for Director:
Marty Abbott	41	President, CEO and Partner/Member of AKF Consulting, LLC, a consulting firm specializing in high-growth Internet startups and high-tech public companies, May 2007 to present; Chief Operations Officer of QUIGO, an advertising technology firm, July 2005 to May 2007; Senior Vice President of Technology / Chief Technology Officer, Ebay, Inc., May 2003 to July 2005.	2008/2009
R. Douglas Bradbury	58	Private investor; director of Level 3 Communications, Inc. (LVLT)* a telecommunications and information services company, 2009 to present; former Executive Vice President, RCN Corporation, a provider of digital cable, telephone and high-speed Internet services, October 2003 to March 2004; former Executive Vice President of LVLT, August 1997 to January 2003; former Vice Chairman of the Board of LVLT, February 2000 to January 2003; and former Chief Financial Officer of LVLT, 1997 to 2000.	1999/2009
John E. Haire	56	President, Haire Media Ventures, a media consulting firm, January 2007 to present; Special Advisor to the CEO, CNET Networks, Inc., a provider of broadcast and Internet channels covering technology and consumer electronics, June 2007 to July 2008, Executive VP, Corporate Sales and Marketing, Time, Inc., 2001 through 2005. Serves on board of directors of The Phoenix Companies, Inc., (PNX)* a developer of life insurance, annuity and investment products, 1999 to present.	2008/2009
Continuing Directors:
R. Scott Kirby	41	President, U.S. Airways, September 2006 to present ; Executive Vice President, Sales and Marketing of U.S. Airways and its predecessor organization from September 2001 to September 2006; served in various executive positions with America West Airlines,
		October 1995 to September 2001.	2008/2010
R. F. Leyendecker	63	Private investor; Vice President of Finance and Regulatory Affairs for NorthWestern Services Group, Inc. a division of NorthWestern Corporation, d/b/a NorthWestern Energy 2000 to 2003.	1986/2011

			Year First
			Became
		Principal Occupation or Employment	Director (1)/
Name	Age	for the Past Five Years	Term Expires

Vikki Pachera	49	CEO and Managing Partner, The Pachera Group, an executive search firm, March 2007 to present; former Partner, Allen Austin, an executive search firm, August 2006 to March 2007; former Vice President, Global Alliances & Business Development, Hewlett-Packard Company, a technology solutions provider to consumers, businesses and institutions, May 2002 to December 2005; Vice President, Strategic Business Development, Compaq Computer Corporation, December 2000 to May 2002.	2005/2011
Scott C. Petersen	53	Chairman of the Board, President and Chief Executive Officer of the Company. Mr. Petersen joined the Company in 1987 as Senior Vice President for Corporate and Legal Affairs, was appointed Executive Vice President and Chief Operating Officer in 1991, was appointed President and Chief Executive Officer in July 1998 and became Chairman of the Board in October 2000.	1993/2010
Scott H. Shlecter	56	Managing Director and Portfolio Manager of Kayne Anderson Capital Advisors LP, February 2002 to present.	2004/2010

*	Denotes public company.

(1)	For purposes of this table, the year in which an individual first became a director of the Company is the year in which such individual was first appointed to the Board of Directors of the Company or its South Dakota predecessor.

Procedures for Nominating Directors

The procedures for nominating directors, other than by the Board of Directors, are set forth in the Bylaws. Nominations for the election of directors, other than by the Board of Directors, must be made by a stockholder entitled to vote for the election of directors by giving timely written notice to the Secretary of the Company at the Company’s principal office. Such notice must be received not less than 75 nor more than 105 days prior to the date on which, in the immediately preceding calendar year, the Company’s Annual Meeting of Stockholders for such year was held; provided, however, that in the event the date of the Annual Meeting is changed by more than 30 days from such anniversary date, such stockholder’s notice must be received by the Secretary of the Company no later than 10 days after notice or prior public disclosure of the Meeting is first given or made to stockholders. The stockholder’s notice must be in writing and must set forth as to each proposed nominee all information relating to such person that is required to be disclosed in solicitations of proxies pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including, but not limited to, such person’s written consent to being named in the Proxy Statement as a nominee and to serve as a director, if elected. The stockholder notice must also set forth the name and address of the nominating stockholder. If the stockholder fails to comply with the above provisions, then the Chairman of the Meeting may declare that the nomination was not made in accordance with the procedures prescribed by the Bylaws and the defective nomination may be disregarded. The Company has also adopted policies for director nominations, as described below under “Nomination of Directors.”

Corporate Governance and Committees of the Board of Directors

The Board of Directors met seven times during 2008. Each of the persons who were directors of the Company during 2008 attended at least 75% of the total number of meetings of the Board of Directors and the committees of the Board of Directors on which he or she served; in the case of Messrs. Abbott, Kirby, and Haire, commencing on the date of their respective appointments as director. The Company encourages directors to attend the Company’s annual meeting. All of the members of the Board of Directors, with the exception of Messrs. Abbott and Kirby, who were appointed as directors in August 2008, attended the annual meeting held in May 2008.

Independence

The Board of Directors has determined that Directors Abbott, Bradbury, Haire, Kirby, Leyendecker, Pachera and Shlecter are each “independent” as such term is defined by the NASDAQ listing standards.

Committees

The Company has standing audit, nominating, and compensation committees of the Board of Directors. The Audit Committee of the Board of Directors is composed of four non-employee directors who are financially literate in financial and auditing matters and are “independent”, as such term is defined by the NASDAQ listing standards. The Audit Committee of the Board of Directors is composed of Messrs. Shlecter (Chair), Bradbury, Kirby, and Leyendecker. The Audit Committee provides assistance to the Board of Directors in satisfying its responsibilities relating to accounting, auditing, and financial reporting requirements of the Company. The Audit Committee also appoints the independent registered public accounting firm to conduct the annual audit of the Company’s financial statements, oversees the activities of the independent registered public accounting firm and confers with them prior to the release of quarterly earnings. In addition, the Audit Committee meets regularly with the Company’s internal auditor, evaluates annually the performance of the Company’s internal audit function, and reviews and discusses with the internal auditor and independent registered public accounting firm the internal audit plan, activities, responsibilities and staffing of the internal audit organization. The Board of Directors has adopted a written charter for the Audit Committee, which is available at the Company’s website at http://www.lodgenet.com. The Audit Committee met twelve times during 2008. For further information regarding the Audit Committee, see “Report of the Audit Committee.”

The Compensation Committee of the Board of Directors is composed of Ms. Pachera (Chair) and Messrs. Abbott and Haire, each of whom is “independent,” as such term is defined by the NASDAQ listing standards. The Compensation Committee is responsible for establishing compensation policies, for setting compensation levels for the Company’s executive officers and serves as independent and disinterested administrators of the Company’s 1993 Stock Option Plan and the Company’s 2003 Stock Option and Incentive Plan. The Compensation Committee met nine times during 2008. The Board of Directors has adopted a written charter for the Compensation Committee, which is available at the Company’s website at http://www.lodgenet.com. For a description of the functions of the Compensation Committee, see “ELECTION OF DIRECTORS — Executive Compensation — Report of the Compensation Committee on Executive Compensation.”

The Governance and Nomination Committee (the “Governance Committee”) of the Board of Directors is composed of Mr. Bradbury (Chair), Ms. Pachera and Mr. Shlecter, each of whom is considered “independent”, as such term is defined by the NASDAQ listing standards. The Governance Committee oversees corporate governance and Board membership matters and provides assistance to the Board of Directors in any matter involving governance and Board membership issues. The Governance Committee also works with the Company and the Company’s compliance officer on issues concerning the Company’s Code of Business Conduct and Ethics and the Company’s Non-Retaliation Policy. The Governance Committee met four times during 2008. The Board of Directors has adopted a written charter for the Governance Committee, which is available at the Company’s website at http://www.lodgenet.com.

Nomination of Directors

The Governance Committee may, at its discretion, retain a third-party executive search firm to identify candidates. A stockholder who wishes to recommend a prospective nominee for the Board of Directors should send a letter to the attention of the Company’s General Counsel or the Chair of the Governance Committee, addressed to the Company. The letter should include whatever supporting material the stockholder considers appropriate. Stockholders may also follow the procedure set forth under “ELECTION OF DIRECTORS — Procedures for Nominating Directors.”

Once the Governance Committee has identified a prospective nominee, it makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on the information provided to or known by the Governance Committee, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the following factors:

•	the need for additional Board of Director members to fill vacancies or expand the size of the Board; and

•	the likelihood that the prospective nominee can satisfy the evaluation factors described below.

If the Governance Committee determines (in consultation with the independent director group and the Chairman of the Board, as appropriate) that additional consideration is warranted, it may gather additional information about the prospective nominee’s background and experience on its own or through the third-party search firm. The Governance Committee then evaluates the prospective nominee against the standards and qualifications it determines are necessary, including his or her:

•	experience in the Company’s core business or ancillary markets, in markets targeted by the Company for future expansion, in foreign markets, or in complex business strategy or operations;

•	ability to represent the interests of the stockholders of the Company;

•	standards of integrity, commitment and independence of thought and judgment; and

•	ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties.

The Governance Committee also considers such other relevant factors as it deems appropriate, including:

•	the current composition of the Board of Directors, and the extent to which the prospective nominee would contribute to the range of talent, skill and expertise appropriate for the Board of Directors;

•	the need for Audit Committee, Compensation Committee or Governance Committee expertise; and

•	the evaluations of other prospective nominees.

If the Governance Committee determines an interview is warranted based on this evaluation, one or more members of the Governance Committee (and others as appropriate) interview the prospective nominee in person or by telephone. Finally, after completing this evaluation and interview, the Governance Committee makes a recommendation to the full Board of Directors as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Governance Committee. The same standards and processes are applied to nominees identified by the Governance Committee, the search firm or stockholders.

Communications With Board

Stockholders and other parties interested in communicating directly with the Board of Directors or independent directors as a group may do so by writing to the Governance Committee at the Company.

The Company’s legal department, with the assistance of outside counsel, reviews letters received by the Company and addressed to members of the Board of Directors and maintains a log of all such correspondence. A summary of all such correspondence and copies of all correspondence that deals with the functions of the Board of Directors or its committees or that otherwise requires their attention, except correspondence which is frivolous or duplicative, is forwarded to the directors. Directors may at any time review the log of all correspondence received by the Company that is addressed to members of the Board of Directors and request copies of any such correspondence.

In addition, any concerns relating to accounting, internal controls or auditing matters are forwarded to the Audit Committee for handling in accordance with procedures established by the Audit Committee with respect to such matters.

Code of Business Conduct and Ethics

The Board of Directors has adopted a Code of Business Conduct and Ethics (the “Code”) that applies to all of our employees, officers and directors, including the Chief Executive Officer, Chief Financial Officer, principal accounting officer and other senior officers of the Company. The Code, as applied to our principal financial officers, constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act. The Code is posted on our website at http://www.lodgenet.com. You may request copies, which will be provided free of charge, by writing to Corporate Secretary, LodgeNet Interactive Corporation, 3900 West Innovation Street, Sioux Falls, SD 57107. The Company amended the Code in February 2009, a copy of which is attached hereto as Annex 1. We intend to promptly disclose future amendments of our Code, and any waivers of provisions of the Code required to be disclosed under the rules of the SEC or NASDAQ, on our website.

Executive Sessions of Independent Directors

In order to promote open discussion among independent directors, the Board of Directors has implemented a policy of conducting executive sessions of independent directors in connection with each regularly scheduled Board meeting. The Chair of the Governance Committee has been designated the “lead director” and presides over such executive sessions.

Director Compensation

Commencing in May 2008, the Board of Directors adopted the following compensation program for non-employee directors. Non-employee directors received an annual fee of $20,000, payable quarterly. In addition, each non-employee director received $1,500 for each committee meeting attended in person and $500 for each committee meeting attended by teleconference. Committee chairs received an additional annual fee of $5,000, and the Audit Committee “financial expert” received an additional annual fee of $5,000. The non-employee directors also receive reimbursement for travel and related expenses for attendance at Board of Directors and Committee meetings. In 2008, the non-employee directors received 5,000 shares of restricted stock, one half of which vested on the date of the grant and one half of which vested on the first anniversary of the grant, and an option to purchase 15,000 shares of the Company’s stock at current fair market value on the date of the grant. One third of this option vested on the date of the grant, with one third to vest on the first anniversary of the date of the grant, and the final third to vest on the second anniversary of the date of the grant. The non-employee directors also had the right to elect to defer the receipt of cash and stock compensation in accordance with the provisions of the Company’s 2006 Non-Employee Directors Fee Plan.

With respect to 2009, in order to assist the Company with its efforts to reduce operating expenses during the current economic downturn, the Board of Directors has agreed to reduce the cash compensation paid to non-employee directors by 20% percent. As a result, for 2009, each non-employee director will receive an annual fee of $16,000, payable quarterly. In addition, each non-employee director will receive $1,200 for each committee meeting attended in person and $400 for each committee meeting attended by teleconference. Committee chairs will receive an additional annual fee of $4,000, and the Audit Committee “financial expert” will also receive an additional annual fee of $4,000. The non-employee directors will also receive reimbursement for travel and related expenses for attendance at Board of Directors and Committee meetings. The Board of Directors will determine the type and level of its annual equity-based compensation at its May 2009 meeting.

The following table shows the compensation and expense reimbursement paid to each non-employee director during 2008.

2008 Director Compensation

	Fees				Change in Pension
	Earned or			Non-Equity	Value and Nonqualified
	Paid in	Stock		Incentive Plan	Deferred Compensation	All Other
	ash	Awards	Option Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)(1)	($)(2)	($)	($)(3)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)

Abbott, Marty	14,000	14,202	18,636	—	—	—	46,838
Bradbury, R. Douglas	45,750	41,905	35,170	—	—	—	122,825
Haire, John E	—	25,000	32,258	—	26,500	—	83,758
Kirby, J. Scott	13,000	14,202	18,636	—	—	—	45,838
Leyendecker, R. F	33,750	41,905	35,170	—	—	—	110,825
Pachera, Vikki	40,250	41,905	35,170	—	—	—	117,325
Shlecter, Scott	—	41,905	35,170	—	46,750	—	123,825

(1)	The amounts in this column represent the costs incurred in 2008 in connection with the grants of restricted stock or restricted stock units in accordance with FAS 123R. Each director received 5,000 shares of restricted stock or 5,000 restricted stock units in 2008. Messrs. Abbott and Kirby received their grants at the time they became directors in August 2008, at which time the grants had a fair value of $14,202. The directors other than Messrs. Abbott and Kirby received their grants in May 2008, at which time the grants had a fair value of $25,000. In the case of Messrs. Bradbury, Leyendecker and Shlecter and Ms. Pachera, the amounts include $16,905 of expense incurred in 2008 with respect to 2,500 shares of restricted stock or restricted stock units awarded in 2007. The detailed methodology for computing the amount of these expenses is set forth in Note 12 to the Company’s financial statements as of December 31, 2008, which can be found on pages F-22 through F-26 of the Company’s annual report on Form 10-K, which was filed with the Securities Exchange Commission on March 13, 2009. There were no shares forfeited by the directors in 2008. The aggregate number of outstanding restricted stock awards held by each non-employee director as of December 31, 2008 was as follows: Mr. Abbott: 5,000; Mr. Bradbury: 7,500; Mr. Haire: 5,000; Mr. Kirby: 5,000; Mr. Leyendecker: 7,500; Ms. Pachera: 7,500; and Mr. Shlecter: 7,500.

(2)	The amounts in this column represent the costs incurred in 2008 in connection with the grants of option in accordance with FAS 123R. Each director received options to acquire 15,000 shares of stock in 2008 at a price equal to the closing price of the common stock on the date of the grant. Messrs. Abbott and Kirby received their grants at the time they became directors in August 2008, at which time the grants had a fair value of $18,636. The directors other than Messrs. Abbott and Kirby received their grants in May 2008, at which time the grants had a fair value of $32,258. In the case of Messrs. Bradbury, Leyendecker and Shlecter and Ms. Pachera, the amounts include $2,912 of expense incurred in 2008 with respect to an option to acquire 5,000 shares of stock awarded in 2007. The detailed methodology for computing the amount of these expenses are set forth in Note 12 to the Company’s financial statements as of December 31, 2008, which can be found on pages F-22 through F-26 of the Company’s annual report on Form 10-K, which was filed with the Securities Exchange Commission on March 13, 2009. There were no options forfeited by the directors in 2008. The aggregate number of outstanding option awards held by each non-employee director as of December 31, 2008 was as follows: Mr. Abbott: 15,000; Mr. Bradbury: 98,000; Mr. Haire: 15,000; Mr. Kirby: 15,000; Mr. Leyendecker: 80,000; Ms. Pachera: 44,000; and Mr. Shlecter: 56,000.

(3)	Represents fees deferred pursuant to the 2006 Non-Employee Directors Fee Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, the Company’s directors, executive officers and any persons holding 10% or more of the common stock are required to report their ownership of common stock and any changes in that ownership to the Securities and Exchange Commission (the “SEC”) and to furnish the Company with copies of such reports. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file on a timely basis by such persons. To the Company’s knowledge, based solely upon a review of copies of such reports received by the Company which were filed with the SEC from January 1, 2008 through the Record Date, and upon written representations from such persons that no other reports were required, the Company has been advised that all reports required to be filed under Section 16(a) have been timely filed with the SEC.

Executive Officers

Set forth below is certain information concerning the Company’s executive officers, and their ages, as of March 31, 2009:

Name and Position	Age

David M. Bankers, Senior Vice President, Product and Technology Development	52
James G. Naro, Senior Vice President, Legal and Human Resources, General Counsel	55
Scott C. Petersen, Chairman of the Board, President and Chief Executive Officer	53
Gary H. Ritondaro, Senior Vice President, Finance, Information and Administration, Chief Financial Officer	62
Derek S. White, Senior Vice President, President of The Hotel Networks	48
Scott E. Young, President, Hospitality Division, Chief Marketing Officer	47

David M. Bankers has served as the Company’s Senior Vice President, Product and Technology Development since December 1998. Mr. Bankers joined the Company in 1989 as Director of Information Systems and was appointed Vice President of Corporate Technologies in 1992.

James G. Naro has served as the Company’s Senior Vice President, Legal and Human Resources, General Counsel since August 2008. Prior to that time, he served as Senior Vice President, General Counsel since June 2006. Prior to joining the Company, Mr. Naro served as Vice President, General Counsel and Secretary of Digital Angel Corporation from March 2005 through June 2006. From 2001 to June 2004, Mr. Naro was Senior Vice President and, from 1995 to 2004, General Counsel and Secretary, of DirectTV Latin America, LLC, a provider of pay television services in 27 countries in Latin America and the Caribbean.

Scott C. Petersen is the Company’s Chairman of the Board, President and Chief Executive Officer. Please see Mr. Petersen’s biographical information set forth above.

Gary H. Ritondaro has served as the Company’s Senior Vice President, Finance, Information and Administration, and Chief Financial Officer since 2001. Prior to joining the Company, Mr. Ritondaro served as Senior Vice President and Chief Financial Officer for Cenveo Inc. (f/k/a Mail-Well, Inc.), a New York Stock Exchange listed manufacturer of envelopes, commercial printing and labels, from 1999 to 2001.

Derek S. White has served as a Senior Vice President of the Company and as President of The Hotel Networks, a wholly owned subsidiary of the Company, since February, 2008. Prior to joining the Company, Mr. White served as Executive Vice President of Alloy, Inc., a NASDAQ-listed company providing targeted media and marketing services, from November, 2001 through February, 2008.

Scott E. Young has served as Senior Vice President of the Company and as President of the Company’s Hospitality Division and Chief Marketing Officer of the Company since August, 2008. Prior to that time, he served as Senior Vice President, Chief Marketing Officer from August 2006 through August, 2008. Prior to joining the Company, Mr. Young was Vice President, Merchandising of Best Buy, Inc. from 1999 to 2006.

Compensation Discussion and Analysis

Introduction

The Company is the largest provider of interactive media and connectivity solutions to the hospitality industry in the United States, Mexico and Canada. As of December 31, 2008, the Company provided interactive television and other services to approximately 10,100 hotel properties serving over 1.9 million hotel rooms. Within that customer base, the Company also provides cable television programming, broadband Internet, and advertising media solutions in approximately 1.1 million, 229,000 and 890,000 hotels rooms respectively. In addition, the Company sells and operates interactive television systems that provide on-demand patient education, information and entertainment to healthcare facilities throughout the United States.

The Company recruits executive talent from a broad marketplace, competing with other companies for a variety of disciplines and experience. In order to be competitive for executives in the broad market, the Compensation Committee of the Board of Directors (the “Compensation Committee”) believes that the compensation programs for the Company’s executive officers need to be designed in order to attract, retain and motivate high-caliber executives. More specifically, the Compensation Committee’s objectives are to:

•	offer a total compensation opportunity that takes into consideration the compensation practices of other similarly-sized companies with which the Company competes for executive talent;

•	provide annual variable incentive awards that take into account the Company’s overall financial performance relative to corporate objectives and that are also based on team and individual contributions;

•	provide significant equity-based, long-term incentives to align the financial interests of the executive officers with those of our stockholders; and

•	provide an overall compensation opportunity sufficient to attract executives to Sioux Falls, South Dakota, where the Company’s headquarters are located, and to retain them.

The specific compensation principles, components, and decisions designed to achieve these objectives are discussed in more detail below.

Oversight of Executive Compensation

The executive compensation program is administered by the Compensation Committee. The role of the Compensation Committee is to discharge the Board’s responsibilities relating to compensation of our executive officers and employees. The specific responsibilities of the Compensation Committee related to executive compensation include:

•	Approving compensation plans for the CEO and executive officers, including

•	Base salary,

•	Annual incentive bonus target opportunity, goals, and payouts,

•	Equity compensation grants and performance goals, if any,

•	Employment agreements and severance provisions, and

•	Any other benefits or employment arrangements for executives.

•	Approving equity grants and administering the 2003 Stock Option and Incentive Plan.

•	Reviewing this Compensation Discussion and Analysis and recommending its inclusion in the Company’s Proxy statement.

The Compensation Committee also recommends director compensation to the Board of Directors.

More information about the Committee’s structure, roles and responsibilities, and related matters can be found under Corporate Governance and Committees of the Board of Directors, above.

Executive Compensation Philosophy and Core Principles

The Company’s compensation structure is designed to attract, retain and motivate high-performing executives. The Company’s general compensation philosophy is that total cash compensation should vary based on achievement of financial (net income, cash flow generation and new revenue growth) and non-financial (strategic and operational, team and individual) performance objectives, and that long-term incentive compensation should be closely aligned with stockholders’ interests through the use of equity awards tied to service and performance. The Company’s compensation philosophy places a significant portion of compensation at risk based on the performance of the Company and the individual, increasing the portion at risk with the responsibility level of the executive.

More specifically, the guiding principles of the Company’s compensation plan design and administration are as follows:

•	Provide a total compensation package that is competitive with the market for talent.

•	Make executive compensation dependent on Company performance with emphasis on incentive pay.

•	Increase target bonus opportunities and equity grants as a percentage of total pay with increasing levels of responsibility in the organization.

•	Ensure the total compensation package is aligned with the interest of our stockholders.

•	Manage to clear guidelines on each compensation element (base pay, executive incentive pay and equity awards), but provide the Compensation Committee with the flexibility to make final decisions for the CEO and other executive officers based on factors such as experience, contribution to business success, retention needs and extraordinary extenuating circumstances.

Compensation Committee Process

When making individual executive compensation decisions, the Compensation Committee takes many factors into account, including market pay data as well as the geographic location of the Company or the geographic location of the relevant position, each individual’s skill, experience, and impact on the organization, and any retention or recruitment considerations. The Compensation Committee relies on the CEO’s input and recommendations when evaluating these factors relative to the executive officers other than the CEO.

All decisions relating to the CEO’s pay are made by the Compensation Committee in executive session, without management present. In assessing the CEO’s pay, the Compensation Committee considers the performance of the Company, the CEO’s contribution to that performance, and other factors as mentioned above in the same manner as for any other executive. The Compensation Committee approves the CEO’s salary, incentive plan payment (consistent with the terms of the plan as described below) and long-term incentive awards.

The Compensation Committee evaluates the competitive market for pay for the Company’s executives with the assistance of outside consultants engaged by the Compensation Committee, as needed. As each of the Company’s executives reports to the CEO, the CEO assists the Compensation Committee in considering changes to such executive’s compensation in order to take into consideration performance, changes to job responsibilities and other factors with which the CEO is most familiar. In light of the significant changes to the Company as a result of the On Command and StayOnline acquisitions, in August 2007, the Compensation Committee engaged Mercer Human Resources Consulting to review the Company’s executive compensation program and provide guidance to the Compensation Committee in setting 2008 compensation. The study presented a comparative analysis of our Named Executive Officers relative to compensation market data from targeted peer companies and Mercer’s Compensation Database. Typically, the Compensation Committee considers the market median compensation levels for comparable positions as a starting point and then evaluates compensation based on individual performance, roles and experience as well as other market based factors.

The specific peer companies used by the Company to evaluate market pay positioning for the CEO and the other Named Executive Officers, which were used in determining the salary adjustments made in January 2008, included:

• Earthlink, Inc.	• Mediacomm Communications Corporation
• Netflix, Inc.	• Navarre Corporation
• RCN Corporation	• Gemstar-TV Guide International, Inc.
• United Online, Inc.	• Akamai Technologies, Inc.
• Real Networks, Inc.	• CNET Networks, Inc.
• Openwave Systems, Inc.	• Playboy Enterprises, Inc.
• Knology Inc.	• TIVO Inc.

Each of these peer companies was selected by the Compensation Committee in consultation with Mercer Human Resource Consulting because its revenues were comparable to the Company; each was publicly traded; and each is involved in industries similar to the Company, including cable and pay television services, Internet companies, and communications companies.

Compensation Components

The four major components of the Company’s executive officer compensation are:

•	Base salary;

•	Performance-based annual bonus, which is paid in cash;

•	Periodic grants of long-term equity-based incentives, and

•	Other supplemental benefits.

Base Salary

The Company’s philosophy is that base salaries should meet the objective of attracting, recruiting and retaining the executive talent needed to run the business. The base salary is generally targeted at market median level with annual increases for each executive taking into account the individual’s level of responsibility, skill, experience, and performance as well as other market data.

From 2006 through 2008, the multiple of the CEO’s base compensation compared to the base compensation of other senior executives of the Company ranged from 1.3 to 2.1 times the average base salary of other senior executives, which the Compensation Committee deemed to be reasonable.

In January 2008, the Compensation Committee increased the CEO’s base salary from $465,000 to $585,000, an increase of 26.5%. This increase was based on a study and recommendation from Mercer Human Resources Consulting that the previous compensation of the CEO was not comparable to the CEOs of peer companies, particularly in light of the substantial increase in the size of the Company after its acquisition of On Command and StayOnline in early 2007. In January 2008, the other executive officers of the Company received increases to their base compensation that ranged from 3% to 9.8%, with an average increase of 5.6%. The multiple of the CEO’s base compensation compared to the base compensation of other senior executives of the Company in 2008 was approximately 1.9 times, which the Compensation Committee deemed to be reasonable. As part of a Company-wide plan to control operating expenses during the current economic downturn, none of the executive officers of the Company received base salary adjustments for 2009.

Base salary adjustments can affect the value of other compensation elements. For example, a higher base salary will result in a higher annual incentive award in dollar terms, assuming the same level of achievement against goals. Base salaries also affect the level of severance and change in control benefits for all of the Named Executive Officers, as discussed below.

Bonus Plan

For 2008, the Compensation Committee established an annual cash bonus opportunity for the executive officers and other management-level employees. Target bonus percentage levels were based on an individual’s management level within the Company. Actual bonuses depended on the performance of the Company and the individual executive. The objective of this plan was to align actual compensation with the near-term business performance of the Company in achieving financial and non-financial objectives.

Bonus Plan Award Opportunities:  Executive officers and other participants had a target incentive opportunity defined as a percent of base salary. The bonus target goals were based on the business plan approved by the Board of Directors for 2008.

Individual Allocation:  Payouts of annual incentives could range from zero for below threshold performance on pre-established performance goals to the amount shown in the table below for performance at the target established by the Compensation Committee. The Compensation Committee also reserves the ability to award additional amounts for performance which exceeds the established targets. For 2008, the bonus payouts for each participant were tied to four objectives: target adjusted net income, new revenue growth, free cash flow and personal achievement. The targets for each of these objectives were set at a level consistent with the Company’s financial plan for the year. The Compensation Committee believed that performance against each of these factors represented a significant improvement over the prior year, and therefore, achieving target performance on each of these objectives would be a reasonably difficult performance hurdle. For personal achievement, the Company used criteria relevant to each respective executive’s area of responsibility or influence.

The weights for each of the goals for the CEO other Named Executive Officers have historically been as follows:

	Adjusted		Free	Personal
Executive	Net Income	New Revenue	Cash Flow	Targets

CEO	40%	10%	10%	40%
Other Named Executive Officers	40%	20%	20%	20%

For each goal, targets were set establishing a minimum threshold that had to be achieved for any payout to occur, a target at which the payout is made at 100%, and intermediate ranges above and below the target amount that, if achieved, result in a payout of a percentage of the target. The plan was also subject to adjustment by the Compensation Committee based on overall corporate performance.

The following table shows the target incentive as a percentage of salary and the actual payout. In light of the economic conditions existing at the end of the year and based on overall corporate performance, the Compensation Committee determined that no payouts were appropriate under the annual bonus program for 2008.

	Target Incentive as a	Actual Incentive as
Executive	Percent of Salary	Percent of Salary

CEO	70%	0.0%
Other Named Executive Officers	45%	0.0%

Pursuant to Mr. Petersen’s employment agreement (described more fully below), the Compensation Committee measured Mr. Petersen’s performance after six months, and in August 2008, awarded him a bonus of $68,523. This mid-year bonus was voluntarily returned by Mr. Petersen following the determination of the Compensation Committee at year end that no payouts would be made to other participants in the 2008 bonus program due to the failure to meet the established performance targets.

In light of the inability to adequately forecast annual performance metrics in the current economic environment, the Compensation Committee has not yet decided to establish a bonus program for 2009.

Long-Term Incentives

Generally, the Compensation Committee makes the award of long-term incentives at the beginning of each year, and determines the value of the grant as a targeted percentage of the executive’s base salary. The type of awards (stock options, time-based restricted stock or performance-based restricted stock) varies from time to time based on factors considered relevant by the Compensation Committee, including, without limitation, factors such as the predictability of financial performance, the impact of the awards on the Company’s financial statements, and grant practices of similar companies. In January of 2008 and 2009, the Company issued stock options. However, given the decrease in the Company’s stock price, the amounts of each grant were based on the relative size of the grants in previous years and the number of shares available for issuance under the Plan rather than on a targeted percentage of the executive’s base salary.

Stock options generally have a term of ten years and vest in four equal installments on the first, second, third and fourth anniversaries of the grant date. The time-based restricted stock grants vest over four years, 50% at the end of the third year and 50% at the end of the fourth year and are intended to encourage employee retention. In 2006, the Company issued performance-based restricted stock which vested if certain economic targets were reached. These targets were subsequently equitably adjusted in August 2008 in light of the significant changes to the Company as a result of the acquisition and integration of On Command and StayOnline, the renegotiation of the Company’s credit agreement and the tender for its 9.5% Notes, and related factors. The revised target, achieving adjusted net cash flow per share in excess of $12.04 over the three years of the performance period, was achieved; as a result, the restrictions on the performance-based restricted stock lapsed as of January 1, 2009, and the performance-based shares were distributed to the recipients in March 2009 following the completion of the audit for the fiscal year ended December 31, 2008.

Other Supplemental Benefits

In addition to the above compensation elements, the Named Executive Officers receive additional executive benefits as described below.

•	The Named Executive Officers receive a cash stipend for the individual purchase of any additional supplemental benefits or perquisites they may elect to purchase.

•	The Named Executive Officers receive reimbursement for individual family insurance coverage based on the cost of the “middle” group health, life, dental and vision insurance coverage available to the employees of the Company.

The value of each of these supplemental executive benefits is reflected as “Other Compensation” in the Summary Compensation Table below.

Employment Agreements

The Company has entered into employment agreements with each of the Named Executive Officers in order to provide the Company with stability in its leadership and to ensure a long-term commitment by its leaders, which are described in more detail below.

Severance Upon Change-In-Control (CIC)

The CIC protection is intended to give the Named Executive Officers reasonable assurance of a long-term employment opportunity, to enable them to have a balanced perspective in making overall business decisions, and to be competitive within overall market practices. These provisions provide for specified payments and other benefits if the officer’s employment is terminated by the Company or its successor during the period beginning six months prior to the effective date of a CIC of the Company and ending 24 months after a change in control. CIC payments are not made if the termination is for cause, mandatory retirement, disability or death. CIC payments may also be required if the officer quits because of significant changes in the officer’s circumstances following the change in control.

If a severance payment following a CIC is required, the officer receives:

•	In the case of the Named Executive Officers, two and one-half times the highest rate of the officer’s annual base salary in effect prior to the change in control;

•	The CEO (but not the other Named Executive Officers) also receives two and one-half times his target annual bonus for the bonus plan year in which the termination occurs;

•	Named Executive Officers other than the CEO receive any unpaid target annual bonus prorated for the number of days in the year up to the termination;

•	Health care benefits and group term life insurance for up to 18 months; and

•	Full tax gross-up if any payments received by executive following a change in control will be subject to the excise tax imposed by Section 4999 or Section 409A of the Internal Revenue Code.

In addition, the agreements related to CIC provide that in the event of a change in control of the Company, all outstanding stock options held by the officer become immediately exercisable, and continue to be exercisable for the lesser of (a) the remaining term of the option or (b) for four years following the date of termination. Any time-based or performance-based restricted stock units fully vest.

Severance Upon Termination Other than Following a Change in Control

Each of the Named Executive Officers is eligible to receive severance benefits upon termination in situations other than following a change in control as well, unless the termination is for cause, is because of the death or disability of the executive, or the executive quits voluntarily. The severance payments for termination by the Company without cause, by the executive for good reason, or an election by the Company not to allow the automatic renewal of the employment agreement include:

•	For the CEO, two times the annual base salary and bonus;

•	For Messrs. Bankers and Ritondaro, base salary increased by twenty percent to compensate for lost benefits (the “Adjusted Base Salary”) for a period of twenty four months;

•	For Messrs. Naro and Young, Adjusted Base Salary for a period of eighteen months.

In addition, for termination by the Company without cause, or upon death or disability:

•	For the CEO, a pro rata portion of the greater of the preceding year’s bonus or the bonus that would have been earned for the current year under any bonus program in which the CEO is participating at the time.

•	For the Senior Vice Presidents, a pro rata portion of the maximum bonus that would have been earned for the current year under any bonus program in which the Senior Vice President is participating at the time.

The following table sets forth the maximum amounts that would have been received by each of the Named Executive Officers had their employment been terminated without cause as of December 31, 2008:

	Maximum Amount Payable	Maximum Amount Payable
	in the Event of	in the Event of
	Termination No Change	Termination With
	of Control	Change of Control
Name	($)	($)

Scott C. Petersen, CEO	1,989,000	2,486,250
Gary H. Ritondaro, CFO	1,056,780	1,093,860
David M. Bankers	798,000	826,000
James G. Naro	624,375	818,625
Scott E. Young	843,750	1,106,250

SUPPLEMENTARY COMPENSATION POLICIES

Stock Ownership Requirements

In January 2005, the Company adopted stock ownership guidelines for the Company’s Chief Executive Officer and the other executive officers. Under the guidelines, each executive is expected to acquire over the following five years, if not before, common stock of the Company with a value equal to a specified multiple of the executive’s base salary. For the Chief Executive Officer, the multiple is 5 times and for Senior Vice Presidents the multiple is 1.5 times. In light of the dramatic decreases in the Company’s stock price and the general economic conditions, as of December 31, 2008, none of the executive officers met these guidelines.

Other Factors Affecting Compensation

In establishing total compensation for the CEO and the other Named Executive Officers, the Compensation Committee considered the effect of Section 162(m) of the Internal Revenue Code, which limits the deductibility of compensation paid to each named executive officer to $1 million. To the extent possible, the Compensation Committee intends to preserve deductibility, but may choose to provide compensation that is not deductible if necessary to attract, retain and reward high-performing executives.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

Vikki I. Pachera, Chair
Marty Abbott
John E. Haire

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee has ever served as an officer of the Company. Certain compensation matters were reviewed by the entire Board of Directors, which includes Mr. Petersen, Chairman of the Board and Chief Executive Officer. No member of the Compensation Committee is a director or member of the compensation committee of any other public company. No executive officer serves as a director of another entity or serves on the compensation committee of another entity whose executive officers or directors serve on the Board of Directors of the Company or as a member of the Compensation Committee.

Executive Compensation

The following table sets forth certain information regarding the compensation of the Named Executive Officers of the Company:

Summary Compensation Table

							Change in
							Pension
							Value and
							Nonqualified
				Stock	Option	Non-Equity	Deferred	All
				Awards	Awards	Incentive Plan	Compensation	Other
Name and Principal		Salary	Bonus	($)	($)	Compensation	Earnings	Compensation	Total
Position	Year	($)	($)	(1)	(2)	($)(3)	($)	($)(4)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Scott C. Petersen	2008	585,000	—	218,131	297,587	—	—	53,256	1,153,974
Chairman of the Board,	2007	462,500	—	213,553	122,925	291,290	—	50,339	1,140,607
President, Chief Executive Officer, PEO(5)	2006	450,000	—	198,983	79,206	397,210	—	49,244	1,174,643
Gary H. Ritondaro	2008	370,800	—	80,471	40,974	—	—	31,866	524,111
Senior Vice President,	2007	360,000	—	96,959	30,731	126,400	—	30,652	644,742
Finance, Information and Administration, PFO(6)	2006	350,000	—	87,600	34,438	208,810	—	29,744	710,592
David M. Bankers	2008	280,000	—	84,006	57,555	—	—	22,056	443,617
Senior Vice President,	2007	267,500	—	82,179	26,121	92,630	—	23,715	492,145
Product and Technology Development	2006	260,000	—	75,160	34,438	153,480	—	22,994	546,072
Scott E. Young	2008	345,385	—	136,940	109,915	—	—	44,204	636,444
President, Hospitality	2007	305,000	—	107,731	46,097	119,250	—	26,527	604,605
Division and Chief	2006	103,846	—	37,943	—	134,470	—	11,648	287,907
Marketing Officer
James G. Naro	2008	277,500	—	96,785	57,555	—	—	22,056	453,896
Senior Vice President, Legal	2007	265,000	—	79,258	26,121	91,450	—	23,527	485,356
and Human Resources, General Counsel	2006	135,000	—	40,400	—	90,280	—	84,160	349,840

(1)	The amounts in this column represent the costs incurred in the applicable year in connection with the grants of restricted stock in accordance with FAS 123R. The detailed methodology for computing the amount of these expenses is set forth in Note 12 to the Company’s financial statements as of December 31, 2008, which can be found on pages F-22 through F-26 of the Company’s annual report on Form 10-K, which was filed with the Securities Exchange Commission on March 13, 2009. There were no shares forfeited by the Named Executive Officers in 2008.

(2)	The amounts in this column represent the costs incurred in the applicable year in connection with the grants of options in accordance with FAS 123R. The detailed methodology for computing the amount of these expenses is set forth in Note 12 to the Company’s financial statements as of December 31, 2008, which can be found on pages F-22 through F-26 of the Company’s annual report on Form 10-K, which was filed with the Securities Exchange Commission on March 13, 2009. With the exception of the surrender by Mr. Petersen of 90,000 stock options in December 2008 which is more fully described in Note 7 to the Outstanding Equity Awards at Fiscal Year End table, below, there were no options forfeited by the other Named Executive Officers in 2008.

(3)	The amounts in this column reflect payments received by the Named Executive Officers pursuant to the bonus plan described in detail in the Compensation Discussion and Analysis, above. All amounts for a given year were paid in the subsequent year following the completion of the Company’s audit of financial results for the preceding year. No amounts were deferred, and no amounts were paid in 2009 with respect to the year ended December 31, 2008.

(4)	Each Named Executive Officer received an annual cash stipend in an amount equal to 7.5% of his base salary for the individual purchase of additional supplemental benefits or perquisites they may elect.

(5)	“PEO” refers to principal executive officer.

(6)	“PFO” refers to principal financial officer.

The material terms of each of the named officer’s employment agreements, change in control agreements and related agreements are set forth in Employment Agreements, below.

The following table sets forth information regarding the Company’s incentive plan awards of restricted stock granted to the Named Executive Officers of the Company during 2008:

Grants of Plan-Based Awards

								All Other
								Stock	All Other		Grant
								Awards:	Option	Exercise	Date Fair
		Estimated Future Payouts			Estimated Future Payouts			Number of	Awards: Number of	or Base	Value of
		Under Non-Equity Incentive			Under Equity Incentive Plan			Shares of	Securities	Price of	Stock
		Plan Awards			Awards			Stock or	Underlying	Option	and
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Option
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)(1)	(#)(2)	($/Sh)	Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)

Scott C. Petersen, PEO	01/04/2008	—	—	—	—	—	—	7,000	75,000	16.22	$648,290

Gary H. Ritondaro, PFO	01/04/2008	—	—	—	—	—	—	—	—	—

David M. Bankers	01/04/2008	—	—	—	—	—	—	3,000	12,750	16.22	$139,568

Scott E. Young	01/04/2008	—	—	—	—	—	—	5,000	22,500	16.22	$341,525
	08/27/2008								50,000	4.01	—

James G. Naro	01/04/2008	—	—	—	—	—	—	3,000	12,750	16.22	$139,568

(1)	The awards consist of time-based restricted stock and vest one half on the third anniversary of the grant and one half on the fourth anniversary of the grant.

(2)	Stock options vest in four equal installments on the first, second, third and fourth anniversary of the date of the grant.

Employment Agreements

The Company has entered into an employment agreement (the “Employment Agreement”) with Mr. Petersen to serve as the Company’s Chairman of the Board, President and Chief Executive Officer, which was amended and restated in January, 2008. Mr. Petersen’s Employment Agreement currently continues until December 31, 2010 and provides that such date shall be automatically extended for an additional year (resulting in a rolling two year term) unless either the Company or Mr. Petersen provides proper notice that such party does not wish to extend. Mr. Petersen’s base salary for 2008 was $585,000 and he received an annual performance bonus of $291,290 for 2007 which was paid in 2008. In accordance with the provisions of his employment agreement, in August 2008, the Compensation Committee of the Board of Directors evaluated Mr. Petersen’s performance against the personal goals established for the first half of 2008 and awarded him a bonus of $68,523. Upon reaching a decision in December, 2008 to eliminate bonus payments for 2008 due to the performance of the Company against the established targets, Mr. Petersen voluntarily returned the amounts awarded to him in August and as a result, neither Mr. Petersen nor any of the other officers of the Company received a bonus with respect to 2008. In addition, Mr. Petersen is entitled to participate in various Company benefit plans.

Mr. Petersen’s employment may be terminated prior to the expiration of the term of the agreement (i) upon Mr. Petersen’s death or disability or (ii) by the Company at any time upon proper notice, with or without cause, by action of its Board of Directors. In the event of any such termination of employment, the following termination benefits apply: (x) for any termination, other than for cause (including a termination due to death or disability), the Company will pay a pro rata portion of the greater of the preceding year’s bonus or the bonus that would have been earned for the current year under any bonus program in which Mr. Petersen may be participating at the time, unless such payment is not permitted by the terms of the plan; and (y) for any termination by the Board of Directors without cause, by Mr. Petersen with good reason, or an election by the Company not to allow the Employment Agreement to automatically extend, the Company will pay Mr. Petersen an additional severance payment equal to two times Mr. Petersen’s annual base salary and bonus, unless such termination is by the Company or by Mr. Petersen for good reason within 24 months of a change of control involving the Company, in which case the Company will pay Mr. Petersen two and one-half times his annual base salary and bonus. Mr. Petersen’s amended and restated employment agreement replaces and supersedes the employment agreement previously entered into by Mr. Petersen with the Company. The Employment Agreement contains a covenant by Mr. Petersen not to compete with the Company, or to work for a competing business, for two years following the termination of his employment.

The Named Executive Officers of the Company other than the CEO have employment agreements with the Company that expire on December 31, 2009, but which automatically renew for additional terms of one year unless notice of termination is given prior to November 1, 2009. The employment of each of the Named Executive Officers may be terminated prior to the expiration of the term of the agreement (i) automatically upon death or disability or (ii) by the Company at any time, with or without cause, by action of its Board of Directors. In the event of any such termination of employment, the following termination benefits apply: (x) for any termination, other than for cause (including a termination due to death or disability), the Company will pay a pro rata portion of the target bonus for the then current year under any bonus program in which such executive may be participating at the time, unless such payment is not permitted by the terms of the plan; and (y) for any termination by the Board of Directors without cause, including an election by the Company not to allow the agreement to automatically extend, the Company will pay the executive an additional severance payment for a defined period at a monthly rate equal to the executive’s monthly base salary increased by twenty percent. The length of the period during which the Company is obligated to make such severance period varies from twenty four months in the case of Messrs. Bankers and Ritondaro, to eighteen months in the case of Messrs. Naro and Young. The employment agreements contain additional provisions which are applicable in the event of a termination after a change in control involving the Company, the terms of which are described in more detail below. The employment agreements contain a covenant by each of the executives not to compete with the Company, or to work for a competing business, for the term of his employment and for six months thereafter.

The employment agreements of the Named Executive Officers of the Company other than the CEO also provide for the payment of certain compensation and other benefits in the event of a covered termination of the executive’s employment within six months prior to and two years following a “change in control” involving the Company. No compensation is payable to any executive under these provisions unless (i) there has been a change in control and (ii) the executive’s employment with the Company shall have been terminated (including a substantial reduction in duties or compensation, but excluding termination as a result of the death or permanent disability of the executive or for cause or voluntary retirement). A “change in control” is generally defined as the occurrence of any of the following: (i) any person or group becomes the beneficial owner of securities representing 30% or more of the voting power of the Company’s outstanding capital stock having the right to vote in the election of directors; (ii) a majority of the members of the Board of Directors shall not for any reason be the individuals who at the beginning of such period constitute the Board of Directors or persons nominated by such members; (iii) any merger, consolidation or sale of all or substantially all of the assets of the Company (meaning assets representing 30% or more of the net tangible assets of the Company or generating 30% or more of the Company’s operating cash flow), excluding a business combination or transaction in which: (a) the stockholders of the Company prior to such transaction continue to represent more than 70% of the voting power of the Company immediately after giving effect to such transaction; or (b) no person or group becomes the beneficial owner of 30% or more of the Company’s voting stock; (iv) the adoption of any plan or proposal for the liquidation or dissolution of the Company; or (v) the occurrence of any other event that would be required to be reported as a change in control in response to Item 6(e) of Schedule 14A of Regulation 14A of the Exchange Act.

Upon a covered termination, the executive is entitled to receive a lump sum payment equal to the compensation the executive would have received over a 30-month period, a pro rata portion of any bonus the executive would have received for the year in which such termination occurs, any stock options previously granted to the executive will become fully vested and exercisable for a period of four years following the date of termination, and the executive will be entitled to the continuation of the insurance and other welfare benefits then being received by such executive for up to 18 months. The change of control provisions terminate two years from the date of a change in control of the Company if there has not been a covered termination.

The following table sets forth information regarding the total amount of stock options and restricted stock grants held by each of the Named Executive Officers as of December 31, 2008:

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Outstanding Equity Awards At Fiscal Year-End

							Stock Awards
											Equity
	Option Awards									Equity	Incentive
				Equity						Incentive	Plan Awards:
				Incentive						Plan Awards:	Market or
				Plan Awards:					Market	Number of	Payout Value
	Number of		Number of	Number of			Number of		Value of	Unearned	or Unearned
	Securities		Securities	Securities			Shares or		Shares or	Shares, Units	Shares, Units
	Underlying		Underlying	Underlying			Units of		Units of	or Other	or Other
	Unexercised		Unexercised	Unexercised	Option		Stock That		Stock That	Rights That	Rights That
	Options		Options	Unearned	Exercise	Option	Have Not		Have Not	Have Not	Have Not
	(#)		(#)	Options	Price	Expiration	Vested		Vested	Vested	Vested
Name	Exercisable		Unexercisable	(#)	($)	Date	(#)		($)	(#)(6)	($)
(a)	(b)		(c)	(d)	(e)	(f)	(g)		(h)	(i)	(j)

Scott C. Petersen, PEO	50,000		—	—	23.50	02/16/2010	20,250	(1)	14,175	24,750	17,325
	60,000		—	—	15.84	12/19/2010
	80,000		—	—	16.50	12/16/2011
	57,500		—	—	10.19	12/17/2012
	—	(7)	—	—	18.41	01/08/2014
	—	(7)	—	—	17.59	01/02/2015
	—	(7)	30,000	—	30.48	04/01/2017
	—		75,000	—	16.22	01/03/2018
Gary H. Ritondaro, PFO	15,000		—	—	18.41	01/08/2014	8,000	(2)	5,600	8,250	5,775
	15,000		—	—	17.59	01/02/2015
	2,500		7,500	—	30.48	04/01/2017
David M. Bankers	15,000		—	—	18.41	01/08/2014	9,000	(3)	6,300	8,250	5,775
	15,000		—	—	17.59	01/02/2015
	2,125		6,375	—	30.48	04/01/2017
	—		12,750	—	16.22	01/03/2018
Scott E. Young	3,750		11,250	—	30.48	04/01/2017	11,250	(4)	7,875	9,350	6,545
	—		22,500	—	16.22	01/03/2018
	—		50,000	—	4.01	08/26/2018
James G. Naro	2,125		6,375	—	30.48	04/01/2017	7,500	(5)	5,250	7,500	5,250
	—		12,750	—	16.22	01/03/2018

(1)	These awards consist of time-based restricted stock that vests one half on the third anniversary of the grant date and one half on the fourth anniversary of the grant date. Amount consists of 3250, 6,500, 3,500, and 7,000 units that were granted on 01/03/05, 01/09/06, 04/02/07, and 01/04/08 respectively.

(2)	These awards consist of time-based restricted stock that vests one half on the third anniversary of the grant date and one half on the fourth anniversary of the grant date. Amount consists of 2,000, 4,000 and 2,000 units that were granted on 01/03/05, 01/09/06, 04/02/07, and 01/04/08 respectively.

(3)	These awards consist of time-based restricted stock that vests one half on the third anniversary of the grant date and one half on the fourth anniversary of the grant date. Amount consists of 1,500, 3,000, 1,500, and 3,000 units that were granted on, 01/03/05, 01/09/06, 04/02/07, and 01/04/08 respectively.

(4)	These awards consist of time-based restricted stock that vests one half on the third anniversary of the grant date and one half on the fourth anniversary of the grant date. Amount consists of 3,750, 2,500, and 5,000 units granted on 08/15/06, 04/02/07, and 01/04/08 respectively.

(5)	These awards consist of time-based restricted stock that vests one half on the third anniversary of the grant date and one half on the fourth anniversary of the grant date. Amount consists of 3,000, 1,500 and 3,000 units granted on 06/12/06, 04/02/07, and 01/04/08, respectively.

(6)	The equity incentive plan awards consist of performance-based restricted stock which vested in January 2009 as a result of the Company achieving adjusted net cash flow per share in excess of $12.04 during the three year performance period. This target was equitably adjusted by the Compensation Committee in August 2008 in light of the significant changes to the Company as a result of the acquisition and integration of On Command and StayOnline, the renegotiation of the Company’s credit agreement, and the tender for the Company’s

9.5% Notes, each of which occurred in 2007. See discussion at Long Term Incentives in the Compensation Discussion and Analysis, above.

(7)	On December 18, 2008, Mr. Petersen surrendered a total of 90,000 options to the Company without consideration. These options, which consisted of 35,000 shares granted on January 9, 2004 at an option exercise price of $18.41, 45,000 shares granted on January 5, 2005 at an option exercise price of $17.59 and 10,000 shares granted on April 2, 2007 at an exercise price of $30.48 were restored to the Plan. Mr. Petersen received no shares or other consideration in connection with the surrender.

The following table sets forth information with respect to the exercise of stock options by the Named Executive Officers during the year ended December 31, 2008:

Option Exercises And Stock Vested

	Option Awards		Stock Awards
	Number of Shares	Value Realized on	Number of Shares	Value Realized on
	Acquired on Exercise	Exercise	Acquired on Vesting	Vesting
Name	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)

Scott C. Petersen PEO(1)			7,000	114,395
Gary H. Ritondaro PFO	—	—	4,000	65,560
David M. Bankers			3,000	49,170
Scott E. Young	—	—	—	—
James G. Naro	—	—	—	—

(1)	As described in Note 7 above, Mr. Petersen also surrendered options to acquire 90,000 shares of stock to the Company without consideration.

The Company does not maintain a pension plan or nonqualified deferred compensation plans for its executive officers.

For disclosure of potential payments upon termination or change in control, see discussion at Severance Upon Change in Control and Severance Upon Termination Other than Following a Change in Control in the Compensation Discussion and Analysis, above.

REPORT OF THE AUDIT COMMITTEE

In 2008, the Audit Committee of the Board of Directors consisted of Mr. Shlecter, as Chair, Mr. Bradbury and Mr. Leyendecker. Mr. Kirby joined the Audit Committee following his appointment as a director in August 2008. Each member of the Audit Committee is “independent” as determined by the Board and in accordance with the NASDAQ listing requirements and is “financially literate” as that qualification is determined by the Board. In addition, in 2008, the Board of Directors approved the designation of Audit Committee member R. Douglas Bradbury as the Audit Committee’s “financial expert” in accordance with SEC rules.

The purpose of the Audit Committee is to assist the Board with its responsibility for overseeing the integrity of the Company’s financial statements; the Company’s compliance with legal and regulatory requirements regarding financial reporting; the qualifications, independence, and performance of the Company’s independent registered public accounting firm; the preparation of the reports that the rules of the Securities and Exchange Commission require be included in the Company’s annual proxy statement; and other duties as directed by the Board or as required by the Securities and Exchange Commission, the Public Company Accounting Oversight Board or NASDAQ. As part of its responsibilities, the Audit Committee reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2008 and discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication With Audit Committees, as adopted by the Public Company Oversight Board in

Rule 3200T. The Audit Committee has received the written disclosures and the letter from the independent accountant required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence. Based on the reviews and discussions referred to above, the Audit Committee approved and recommended to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the Commission.

The Audit Committee acts under an Audit Committee Charter which is reviewed annually by the Audit Committee. The Audit Committee Charter is used by the Audit Committee to guide its activities. The Audit Committee has selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2009 and recommended that such selection be presented to the Company’s stockholders for ratification at the Meeting.

Audit and Non-Audit Fees

The fees billed by PricewaterhouseCoopers LLP for 2008, by category, were as follows:

Audit fees(1)	$587,100
Audit related fees(2)	$102,000
Tax fees	-0-
All other fees	-0-

The fees billed by PricewaterhouseCoopers LLP for 2007, by category, were as follows:

Audit fees(3)	$642,000
Audit related fees(4)	$320,000
Tax fees(5)	$36,500
All other fees	-0-

(1)	2008 Audit fees consist of services rendered for the integrated audit of the annual financial statements and the Company’s internal control over financial reporting, including required quarterly reviews, statutory and regulatory filings or engagements and services that generally only the auditor can reasonably be expected to provide. 2008 fees listed above include out-of-pocket expenses and taxes of $57,100.

(2)	Audit-related fees consist of $72,000 for accounting consultation fees related to the acquisition of On Command, $7,000 for fees related to our 2003 Stock Option and Incentive Plan and associated Form S-8 and $23,000 for fees associated with the Form 11-K, Annual Report of LodgeNet Interactive Corporation 401(k) Plan.

(3)	2007 Audit fees consist of services rendered for the integrated audit of the annual financial statements, including required quarterly reviews, statutory and regulatory filings or engagements and services that generally only the auditor can reasonably be expected to provide. For 2007, this includes fees of $126,267 related to the audit of the Company’s internal control over financial reporting. 2007 fees listed above include out-of-pocket expenses and taxes of $73,882.

(4)	Audit-related fees consist of $237,000 for accounting fees related to the acquisition of On Command, $46,850 related to the acquisition of the assets of StayOnline, Inc., $15,500 for the preparation and filing of a registration statement on Form S-3 and $20,000 for fees associated with the Form 11-K, Annual Report of LodgeNet Interactive Corporation 401(k) Plan.

(5)	Tax fees consist of transfer pricing services provided.

The Audit Committee Charter provides that the Audit Committee shall approve in advance any fees related to non-audit services. Accordingly, the Company’s independent registered public accounting firm submits to the Audit Committee a notice of services proposed to be provided and the associated fees prior to the provision of any non-

audit services. The Audit Committee or its delegate considers such proposals on an as-needed basis. During 2008, all such non-audit fees were pre-approved by the Audit Committee.

THE AUDIT COMMITTEE

Scott H. Shlecter, Chair
R. Douglas Bradbury
J Scott Kirby
R. F. Leyendecker

CERTAIN TRANSACTIONS WITH MANAGEMENT AND OTHERS

None of the directors or executive officers of the Company or any subsidiary thereof, or any security holder who is the beneficial owner of more than five percent of our common stock, or any associates or affiliates of any of them, is or has been indebted to the Company at any time since the beginning of the last completed fiscal year in excess of $120,000. The Company did not make any loans to executive officers in 2008, and no loans currently exist to such officers. None of the directors or executive officers of the Company or any associate or affiliate of such person, had any material financial interest, direct or indirect, in any transaction or any proposed transaction with the Company during the past fiscal year. Related party transactions are subject to the restrictions set forth in the Company’s Code of Business Conduct and Ethics.

PERFORMANCE GRAPH

The following graph compares the percentage change in the Company’s cumulative total stockholder return on its common stock with (i) the cumulative total return of the NASDAQ Market Index and (ii) the cumulative total return of all companies (the “Peer Group”) with the same four-digit standard industrial code (SIC) as the Company (SIC Code 4841 — Cable and Other Pay Television Services) over the period from January 1, 2003 through December 31, 2007. The graph assumes an initial investment of $100 in each of the Company, the NASDAQ Market Index and the Peer Group and reinvestment of dividends. The Company did not declare or pay any dividends in 2008. The graph is not necessarily indicative of future price performance. This graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
AMONG LODGENET INTERACTIVE CORP.,
NASDAQ MARKET INDEX AND SIC CODE INDEX

*	Source: Media General Financial Services, Inc.

Item 2. AMENDMENT OF THE 2003 STOCK OPTION AND INCENTIVE PLAN

Background

At the Company’s 2003 Annual Meeting, the stockholders approved the Company’s 2003 Stock Option and Incentive Plan (the “Plan”). The Plan provided for 900,000 shares to be reserved for issuance under the Plan. At the time of approval, the Company indicated that the 900,000 shares would be sufficient for three years. The Plan was amended in 2006 to increase the number of available shares to 1,500,000 shares, which the Company expected would be sufficient to meet, under normal grant practices, the Company’s needs for the next three years. As of the date of this Proxy Statement, 39,762 shares remain available for issuance under the Plan and, accordingly, the Board of Directors has recommended that the number of shares authorized under the Plan be increased.

Since 2006, the pool of potential participants in the Plan has grown significantly as a result of the On Command and StayOnline, Inc. acquisitions. In order to assure that the Plan was properly sized to take into account the number of participants, the appropriate grant practices in light of the current economic conditions, and the acceptability of the proposed increases to stockholders and proxy advisory services, the Board of Directors sought the advice of Farient Advisors, an outside consultant, to recommend the size of an appropriate amendment. The third party consultant considered a number of factors, including but not limited to (a) the Company’s past grant history, (b) the number of current options outstanding and the strike price of such options, (c) the grant practices of other companies similar to the Company, and (d) the guidelines established by various governance advisory services. Based on, and consistent with those recommendations, the Board of Directors is seeking to increase the number of shares reserved for issuance under the Plan to 2,600,000 shares, an increase of 1,100,000 shares. The Board of Directors expects that the increased number of shares will be sufficient to meet, under normal grant practices, the Company’s needs for the next two years. The number of shares in the Plan reflects a continuation of normal, historic grant practices as well as the fact that the pool of recipients expanded following the acquisition of On Command and its subsidiaries and the acquisition of Stay Online, Inc. in 2007, and represents an annual dilution of approximately 2.5%, which remains less than historical average use by the Company’s peer group as well as the 3.25% allowable cap for Media companies established by RiskMetrics Group, Inc. a proxy advisory service.

Generally, the purpose of the Plan is to advance the interests of the Company and its stockholders by enabling the Company and its subsidiaries to attract and retain qualified management and to provide added incentive to officers, directors, consultants and other key employees of the Company and its affiliates for high levels of performance and to encourage stock ownership in the Company. The Board of Directors believes that in order for the Company to remain competitive for qualified management it must adopt and maintain a flexible stock option and incentive plan with a variety of awards, such as provided under the Plan.

The Board of Directors believes that the Company’s policy of encouraging stock ownership by its directors, officers and key employees has been a positive factor in its growth and success by enabling the Company to attract and retain quality directors and key employees, to stimulate the efforts of such individuals towards achievement of the Company’s objectives and to align the interests of such individuals with those of the Company’s stockholders.

A general description of the basic features of the Plan is set forth below. This summary is qualified in its entirety by the actual text of the Plan. A mark-up of the Plan, showing the amendments, is attached as Annex 2.

General.  The purpose of the Plan is to enable the Company and its subsidiaries to attract, retain and reward key employees (“Key Employees”) and non-employee directors (“Non-Employee Directors”) of the Company by offering them the opportunity to have a greater proprietary interest in and closer identity with the Company and its financial success.

Administration.  The Plan is administered by the Compensation Committee (the “Administrator”). The Administrator may interpret the Plan, prescribe, amend and rescind rules and regulations relating to it, determine the terms and provisions of awards granted under the Plan, including the number of shares, participation rights, options grants, exercise price, duration and method of exercise as set forth in the Plan, and make such other determinations as it deems necessary or advisable for the administration of the Plan.

Eligibility and Number of Shares; Number of Shares Subject to Awards.  Employees and Non-Employee Directors are eligible to receive awards under the Plan. While every Employee is eligible to participate in the Plan, in the past year 70 employees and directors actually received awards under the Plan. The Plan currently provides that the number of shares of common stock available for issuance is 1,500,000 (subject to adjustment for stock splits, stock dividends and other changes in the Company’s capitalization as noted in the Plan). Since the adoption of the Plan in 2003, options to purchase 1,140,375 shares have been granted (after accounting for cancelled and forfeited options) and 279,281 shares of restricted stock have been awarded. The Plan provides that all awards are subject to agreements containing the terms and conditions of the awards. These agreements are entered into by the recipients of the awards and the Company at the time the awards are granted, and such agreements are subject to amendment from time to time. Any shares of common stock subject to issuance upon exercise of awards but which are not issued because of a surrender (other than upon exercise or termination of the Plan), forfeiture, expiration, termination or cancellation of any such award, shall be available for issuance. In addition, the Plan provides that if a recipient uses shares of the Company’s common stock to pay the purchase or exercise price of an award or to satisfy tax withholding obligations related to the award, only the net number of shares shall be deemed to be issued for purposes of determining the maximum number of shares available under the Plan. The per share exercise price of each nonqualified stock option granted to a Non-Employee Director must be the fair market value (as defined by the Plan) of a share of common stock on the date of grant.

Type of Awards Granted.  The types of awards that may be granted under the Plan include incentive stock options (within the meaning of Section 422 of the Internal Revenue Code (the “Code”)), non-qualified stock options, restricted stock and stock appreciation rights. Subject to the restrictions described in this Proxy Statement with respect to incentive stock options, these awards are exercisable by the recipients at such times as determined by the Administrator.

Market Value of the Underlying Securities.  The closing price of a share of the Company’s common stock on March 24, 2009 was $1.09.

Incentive and Non-qualified Stock Options.  Both incentive stock options and non-qualified stock options may be granted to recipients at such exercise prices as the Administrator may determine, but the exercise price cannot be less than 100% of their fair market value (as defined in the Plan) as of the date the option is granted. Stock options may be granted and exercised at such times as the Administrator may determine, except that unless applicable federal tax laws are modified: (i) no incentive stock options may be granted more than 10 years after the effective date of the Plan; (ii) an incentive stock option shall not be exercisable more than 10 years after the date of grant; and (iii) the aggregate fair market value of the shares of the Company’s common stock with respect to which incentive stock options held by an employee under the Plan or any other plan of the Company or any affiliate may first become exercisable in any calendar year may not exceed $100,000. Incentive stock options may only be granted to employees of the Company and its subsidiaries. The purchase price for stock purchased upon the exercise of the options may be payable in cash, in cash received from a broker-dealer to whom the participant has submitted an exercise notice consisting of a fully endorsed option (however, in the case of a participant subject to Section 16 of the Exchange Act, this payment option shall only be available to the extent such person complies with Regulation T issued by the Federal Reserve Board), by delivering (either actual delivery or by attestation procedures established by the Company) previously owned shares of common stock (which the participant has held for at least six months prior to the delivery of such shares or which the participant purchased on the open market and in each case for which the participant has good title, free and clear of all liens and encumbrances) having an aggregate fair market value on the date of exercise equal to the exercise price, by directing the Company to withhold such number of shares of common stock otherwise issuable upon exercise of such option having an aggregate fair market value on the date of exercise equal to the exercise price, by agreeing to surrender options then exercisable valued at the excess of the aggregate fair market value of the shares of common stock subject to such options on the date of exercise over the aggregate exercise price of such shares, by such other medium of payment as the Administrator, in its discretion, shall authorize at the time of grant, or by any combination of the foregoing.

Stock Appreciation Rights.  The Administrator has discretion to grant both non-option stock appreciation rights or option stock appreciation rights. An option appreciation right is a stock appreciation right which is granted in conjunction with a grant of stock options. A non-option stock appreciation right is not tied to a stock option grant. A non-option stock appreciation right shall be governed by a non-option stock appreciation rights agreement that shall set forth the applicable performance or employment standards. Payment for non-option stock appreciation rights shall be made in a lump sum cash payment upon termination of employment in an amount equal to the number of non-option stock appreciation rights for which the standards have been satisfied multiplied by the fair market value of a share of common stock as determined by the Plan. Option stock appreciation rights, if approved, are granted at the time of an option grant and can be granted in addition to the option or in tandem with an option (“tandem stock appreciation rights”). A tandem stock appreciation right affords the holder the right to choose between (i) exercising the stock option and forfeiting the stock appreciation right, or (ii) exercising the stock appreciation right and forfeiting the stock option. The Administrator shall specify a base price for all non-tandem stock appreciation rights equal to the fair market value (as determined by the 2003 Plan) of a share of common stock on the date of grant. No tandem stock appreciation rights shall be granted to an employee in a manner that will disqualify an incentive stock option granted under Section 422 of the Code, unless the employee consents thereto. Upon exercise, option stock appreciation rights shall entitle the employee to receive from the Company the number of shares of common stock having an aggregate fair market equal to: (i) for non-tandem non-option stock appreciation rights, the excess fair market value of one share of common stock on the date of exercise over the base price specified in the non-option stock appreciation right multiplied by the number of shares of common stock subject to the non-option stock appreciation right, or (ii) for tandem stock appreciation rights, the excess of the fair market value of one share of common stock as of the date of exercise over the stated exercise price per share multiplied by the number of shares of common stock subject to the tandem stock appreciation right. The Plan Administrator may elect to settle in cash. Upon exercise of a tandem stock appreciation right, the unexercised option, or the portion thereof to which the exercised portion of the tandem stock appreciation right is related, shall expire.

Restricted Stock Awards.  The Administrator is authorized to grant, either alone or in conjunction with other awards, stock and stock-based awards. The Administrator shall, subject to the 2003 Plan, determine the persons to whom such awards are made, the timing and amount of such awards, the performance standards and all other terms and conditions. Such terms shall be set forth in a restricted stock agreement. Holders of restricted stock shall have the same rights as all other stockholders of the Company, including the right to vote such shares and receive dividends. Restricted stock granted to recipients shall be subject to forfeiture upon certain events, including violations of non-competition and confidentiality covenants or failure to satisfy performance or service requirements set forth in the restrictive stock agreement. The Compensation Committee has established a policy that future grants of restricted stock, if any, will be counted differently than options issued pursuant to the Plan, with each share of restricted stock treated as equivalent to an option to acquire two shares of stock, solely for the purpose of determining how many shares are available for grant under the Plan.

Acceleration of Awards, Lapse of Restrictions, Forfeiture.  The Administrator may provide for the lapse of restrictions on restricted stock or other awards, accelerated exercisability of options or acceleration of the term with respect to which the achievement of performance targets is determined in the event of a change in control of the Company, other fundamental changes in the corporate structure of the Company, the death or retirement of the recipient, or such other events as the Administrator may determine. The Administrator may provide that certain awards may be exercised in certain events after the termination of employment or death of the recipient.

Adjustments, Modification, Termination.  The 2003 Plan provides the Administrator with discretion to adjust the kind and number of shares available for awards or subject to outstanding awards, the option price of outstanding options, and performance targets for, and payments under, outstanding awards of performance units in the event of mergers, recapitalization, stock dividends, stock splits, reverse stock splits, or other relevant changes. In 2003, the Board of Directors concluded, as a matter of policy, that “repricing” of options was not in the best interest of the shareholders and therefore decided this was not appropriate action to consider, and the Plan was amended in 2006 to prohibit repricing. Adjustments in performance targets and payments on performance units are also permitted upon the occurrence of such other events as may be specified by the Administrator, which may include changes in the Company’s accounting practices or changes in the recipient’s title or employment responsibilities. The 2003 Plan also gives the Administrator the right to terminate, suspend, or modify the 2003 Plan under certain circumstances, except that amendments to the 2003 Plan are subject to stockholder approval if needed to comply with the incentive stock option provisions of federal tax law.

Federal Tax Considerations.

Incentive Stock Options.  No taxable income to a recipient will be realized, and the Company will not be entitled to any related deduction, at the time any incentive stock option is granted under the Plan. If certain statutory employment and holding period conditions are satisfied before the recipient disposes of shares acquired pursuant to the exercise of such an option, then no taxable income will result upon the exercise of such option and the Company will not be entitled to any deduction in connection with such exercise. Upon disposition of the shares after expiration of the statutory holding periods, any gain or loss realized by a recipient will be a capital gain or loss. The Company will not be entitled to a deduction with respect to a disposition of the shares by a recipient after the expiration of the statutory holding periods.

Except in the event of death, if shares acquired by a recipient upon the exercise of an incentive stock option are disposed of by the recipient before the expiration of the statutory holding periods (a “disqualifying disposition”), the recipient will be considered to have realized compensation, taxed as ordinary income in the year of disposition, in an amount, not exceeding the gain realized on such disposition, equal to the difference between the exercise price and the fair market value of the shares on the date of exercise of the option. The Company will be entitled to a deduction at the same time and in the same amount as the recipient is deemed to have realized ordinary income. Generally, any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If the recipient pays the option price with shares that were originally acquired pursuant to the exercise of an incentive stock option and the statutory holding periods for such shares have not been met, the recipient will be treated as having made a disqualifying disposition of such shares, and the tax consequences of such disqualifying disposition will be as described above.

The foregoing discussion applies only for regular tax purposes. For alternative minimum tax purposes, an incentive stock option will be treated as if it were a non-qualified stock option, the tax consequences of which are discussed below. Consultation with a qualified income tax advisor is strongly recommended before exercising an option.

Non-Qualified Stock Options.  No taxable income to a recipient will be realized, and the Company will not be entitled to any related deduction, at the time any non-qualified stock option is granted under the Plan. Generally, at the time shares are transferred to the recipient pursuant to the exercise of a non-qualified stock option, the recipient will realize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the stock on the date of exercise over the option price. Upon disposition of the shares, any additional gain or loss realized by the recipient will be treated as a capital gain or loss.

Restricted Stock.  Unless the recipient files an election to be taxed under Section 83(b) of the Code, (i) the recipient will not realize income upon the grant of restricted stock, (ii) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction when the restrictions have been removed or expire and (iii) the amount of such ordinary income and deduction will be the fair market value of the restricted stock on the date the restrictions are removed or expire. If the recipient files an election to be taxed under Section 83(b) of the Code within 30 days following the receipt of the restricted stock, the tax consequences to the recipient and the Company will be determined as of the date of the grant of the restricted stock rather than as of the date of the removal or expiration of the restrictions.

Stock Appreciation Rights.  Generally: (i) the recipient will not realize income upon the grant of a stock appreciation right; (ii) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction, in the year cash, shares of common stock, or a combination of cash and shares of common stock are delivered to the recipient upon payment of the stock appreciation right, (iii) the amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares of common stock received on the date they are received. When the recipient disposes of shares received in payment of a stock appreciation right, the difference between the amount received upon such disposition and the fair market value of such shares on the date the recipient realizes ordinary income will be treated as a capital gain or loss.

Withholding.  The Plan permits the Company to withhold from cash awards, and to require a recipient receiving common stock under the Plan to pay the Company, in cash, an amount sufficient to cover any required withholding taxes. In lieu of cash, the Administrator may permit or require a recipient of a stock award to cover withholding obligations through a reduction in the number of shares delivered to such recipient or the surrender to the Company of shares previously received by the recipient.

Company Tax Deductions.  The Code limits the allowable deduction for compensation paid to or accrued with respect to the Chief Executive Officer and each of the four other most highly compensated employees of a publicly held corporation to no more than $1 million per year. Certain types of compensation are exempted from this deduction limitation, including compensation subject to: (i) the attainment of an objective performance goal or goals; (ii) an outside director requirement; and (iii) a shareholder approval requirement. The deduction with respect to any stock option meeting the requirements described above is not subject to the $1 million per employee per year deduction limitation.

The tax deduction of the Company with respect to any other stock option is determined when the option is exercised by the option holder. To the extent the option is treated as a non-qualified option, the deductible amount generally will equal the difference between the fair market value of the common stock of the Company on the date of exercise and the exercise price of the option, multiplied by the total number of options exercised.

The stock options of the Company granted pursuant to the Plan are awarded at a price not less than the fair market value of the common stock of the Company on the date of the grant. Thus, such options are treated as “performance-based” compensation under the first requirement of the Code set forth above. The Board of Directors plans to continue to review the composition of the Compensation Committee to ensure that it will consist entirely of “outside directors” (as such term is defined by the Code) in order to satisfy the second requirement of the Code set forth above.

Plan Benefits

The benefits and amounts that will be received in the future by each of the Named Executive Officers, the executive officers as a group, the non-executive officer directors as a group, and all other key management employees under the 2003 Plan are not presently determinable because awards will be made at the discretion of the Plan Administrator. The following chart presents the benefits or amounts that have been received by or allocated to each of the following groups during the fiscal year ended December 31, 2008:

2003 Stock Option and Incentive Plan — 2008 Grants

	Dollar Value	Number of Units	Number of Options
Name and Position	($)(1)	(2)	(3)

Scott C. Petersen, Chairman of the Board, President, Chief Executive Officer	$113,540	7,000	75,000
Gary H. Ritondaro, Senior Vice President, Finance, Information and Administration	$48,660	3,000	-0-
David M. Bankers, Senior Vice President, Product and technology Development	$48,660	3,000	12,750
Scott E. Young, President, Hospitality Division	$81,100	5,000	22,500
and Chief Marketing Officer			50,000
James G. Naro, Senior Vice President, Legal and Human Resources, General Counsel	$48,660	3,000	12,750
Executive Group	$373,060	23,000	188,000
Non-Executive Director Group	$221,024	25,000	105,000
Non-Executive Officer Employee Group	$48,660	3,000	68,750

(1)	Reflects the value of time-based restricted stock units issued during the fiscal year ended December 31, 2008 as of the grant date, $16.22 per share.

(2)	Reflects the number of shares of time-based restricted stock issued in the fiscal year ended December 31, 2008.

(3)	Options issued during the fiscal year ended December 31, 2008 have exercise prices ranging from $16.29 to $4.01.

The grants of awards under the Plan, the outstanding equity awards, and information regarding exercises and vesting under the Plan are more fully described on pages 25 through 26 above.

Securities Authorized for Issuance Under Existing Equity Compensation Plans as of December 31, 2008

Number of
securities
remaining available
	Number of		for future issuance
	securities to be		under equity
	issued upon	Weighted-average	compensation
	exercise of	exercise price of	plans (excluding
	outstanding	outstanding	securities
	options, warrants	options, warrants	reflected in
	and rights	and rights	column (a))
Plan category	(a)	(b)	(c)

Equity compensation plans approved by stockholders	1,412,350	$17.10	39,762
Equity compensation plans not approved by stockholders	-0-	N/A	-0-
Total	1,412,350	$17.10	39,762

Board of Director Recommendation and Voting Requirements.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE PLAN.

Provided a quorum is present, the affirmative vote of holders of a majority of the outstanding shares of common stock of the Company cast on this item and present, in person or by proxy, at the Meeting is required for approval of the amendments to the Plan. Broker “non-votes” and abstentions are not counted as votes cast. Proxies solicited by the Board of Directors will be voted for approval of these amendments, unless stockholders specify otherwise in their proxies.

Item 3. RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm of the Company is PricewaterhouseCoopers LLP, 650 Third Avenue South, Suite 1300, Minneapolis, MN 55402. PricewaterhouseCoopers LLP has performed auditing services for the Company since its appointment on May 31, 2002, which services have consisted of the annual audit and quarterly reviews of the consolidated financial statements of the Company and assistance and consultation in connection with filings with the SEC. All professional services rendered by PricewaterhouseCoopers LLP during 2008 were furnished at customary rates and terms.

It is anticipated that representatives of PricewaterhouseCoopers LLP will be present at the Meeting, and will have an opportunity to make a statement and be available to respond to appropriate questions regarding the Company’s consolidated financial statements.

The Audit Committee has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year and the stockholders are being asked to ratify such appointment. The affirmative vote of the holders of at least a majority of the outstanding shares of the Company’s common stock represented and voting at the Meeting will be required for ratification of the appointment. In the event ratification does not pass, the Audit Committee will reconsider the appointment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

ANNUAL REPORT

The Company’s Annual Report to Stockholders, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2008 is available on the Internet at http://proxyvote.com. Alternatively, a physical copy of our Form 10-K, this proxy statement, and the Company’s Notice of Internet Availability of Proxy Materials are available from the Company or through the website referenced above. The Form 10-K contains consolidated financial statements of the Company and its subsidiaries and the report thereon of PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm.

PROPOSALS OF STOCKHOLDERS

Under certain circumstances, stockholders are entitled to present proposals at stockholder meetings. The 2010 Annual Meeting of Stockholders will be held on or about May 12, 2010. Proposals of stockholders intended to be included in the proxy materials for the 2010 Annual Meeting of Stockholders must be received by the Secretary of the Company, 3900 West Innovation Street, Sioux Falls, South Dakota 57107, no later than February 26, 2010 in a form that complies with the Company’s Bylaws and applicable requirements.

“HOUSEHOLDING” OF PROXY MATERIALS.

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for the annual report, proxy statement, and Notice of Internet Availability of Proxy Materials, as applicable, with respect to two or more shareholders sharing the same address by delivering a single annual report, proxy statement, or Notice of Internet Availability of proxy Materials, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single annual report, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, or, if you are presently receiving multiple copies of proxy materials and would like to request delivery of a single copy, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify the Company by sending a written request to LodgeNet Interactive Corporation at 3900 West Innovation Street, Sioux Falls, South Dakota 57107 Attention: Corporate Secretary or by calling the Company at (605) 988-1000.

OTHER BUSINESS

At the time this Proxy Statement was finalized, the Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the Meeting, it is the intention of the Proxyholders to vote the shares represented thereby on such matters in accordance with the recommendations of the Board of Directors and authority to do so is included in the Proxy.

By Order of the Board of Directors,

James G. Naro,
Secretary

DATED: March 30, 2009

Annex 1

CODE OF BUSINESS CONDUCT AND ETHICS

1.  Complying With Law

All employees, officers and directors of LodgeNet Interactive Corporation (hereinafter the “Company”) should respect and comply with all of the applicable laws, rules and regulations of the U.S. and other countries, and the states, counties, cities and other jurisdictions, in which the Company conducts its business ~~or the laws, rules and regulations of which are applicable to the Company~~.

Such legal compliance should include, without limitation, compliance with the “insider trading” prohibitions applicable to the Company and its employees, officers and directors. Generally, employees, officers and directors who have access to or knowledge of confidential or non-public information from or about the Company are not permitted to buy, sell or otherwise trade in the Company’s securities, whether or not they are using or relying upon that information. This restriction extends to sharing or tipping others about such information, especially since the individuals receiving such information might utilize such information to trade in the Company’s securities. In addition, the Company has implemented trading restrictions to reduce the risk, or appearance, of insider trading. Company employees, officers and directors are directed to the Company’s Insider Trading Policy or to the Company’s Legal Department if they have questions regarding the applicability of such insider trading prohibitions.

This Code of Business Conduct and Ethics does not summarize all laws, rules and regulations applicable to the Company and its employees, officers and directors. Please consult the Company’s Legal Department and the Company’s Policies and Procedures or other guidelines the Company has prepared on specific laws, rules and regulations.

2.  Conflicts Of Interest

All employees, officers and directors of the Company should be scrupulous in avoiding a conflict of interest with regard to the Company’s interests. A “conflict of interest” exists whenever an individual’s private interests interfere or conflict in any way (or even appear to interfere or conflict) with the interests of the Company. A conflict situation can arise when an employee, officer or director takes actions or has interests that may make it difficult to perform his or her Company work objectively and effectively. Conflicts of interest may also arise when an employee, officer or director, or members of his or her family, receives improper personal benefits as a result of his or her position in the Company, whether received from the Company or a third party. Loans to, or guarantees of obligations of, employees, officers and directors and their respective family members may create conflicts of interest. Federal law prohibits loans to directors and executive officers.

It is always a conflict of interest for a Company employee to work simultaneously for a competitor, customer or supplier or to act as a consultant with respect to areas in which the Company conducts business. You are not allowed to work for a competitor in any capacity, including as a consultant or board member. The best policy is to avoid any direct or indirect business connection with our customers, suppliers or competitors, except on our behalf.

Conflicts of interest are prohibited as a matter of Company policy, except under guidelines approved by the Board of Directors or committees of the Board. Conflicts of interest may not always be clear-cut, so if you have a question, you should consult with your supervisor or the Company’s Legal Department. Any employee, officer or director who becomes aware of a conflict or potential conflict should bring it to the attention of his or her supervisor, manager or the Legal Department as well as consult the procedures described in this Code.

3.  Corporate Opportunity

Employees, officers and directors are prohibited from (a) taking for themselves personally opportunities that properly belong to the Company or are discovered through the use of corporate property, information or position; (b) using corporate property, information or position for personal gain; and (c) competing with the Company. Employees, officers and directors owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises.

1

4.  Confidentiality

Employees, officers and directors of the Company must maintain the confidentiality of confidential information entrusted to them by the Company or its suppliers or customers, except when disclosure is authorized by the Legal Department or required by laws, regulations or legal proceedings. Whenever feasible, employees, officers and directors should consult the Legal Department if they believe they have a legal obligation to disclose confidential information. Confidential information includes all non-public information that might be of use to competitors of the Company, or harmful to the Company or its customers if disclosed.

5.  Fair Dealing

Each employee, officer and director should endeavor to deal fairly with the Company’s customers, suppliers, competitors, officers and employees. None should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair dealing practice.

6.  Protection And Proper Use Of Company Assets

All employees, officers and directors should protect the Company’s assets and ensure their efficient use. Theft, carelessness, and waste have a direct impact on the Company’s profitability. All Company assets should be used in accordance with Company policy and procedure.

7.  Accounting Complaints

The Company’s policy is to comply with all applicable financial reporting and accounting regulations applicable to the Company. If any employee, officer or director of the Company has concerns or complaints regarding questionable accounting or auditing matters of the Company, then he or she is encouraged to submit those concerns or complaints (anonymously, confidentially or otherwise) to the Audit Committee of the Board of Directors (which will, subject to its duties arising under applicable law, regulation and legal proceedings, treat such submissions confidentially). Such submissions may be directed to the attention of the Audit Committee, or any director who is a member of the Audit Committee, at the principal executive offices of the Company. A list of the current members of the Audit Committee along with their contact information is available on GETINFO (Board of Director information can be found under the Info, Numbers & Stats subheading).

8.  Reporting Any Illegal Or Unethical Behavior

Employees are encouraged to talk to their supervisors or the Legal Department about observed illegal or unethical behavior and, when in doubt, about the best course of action in a particular situation. Employees, officers and directors who are concerned that violations of this Code or that other illegal or unethical conduct by employees, officers or directors of the Company have occurred or may occur should either contact their supervisor or superiors. If they do not believe it appropriate or are not comfortable approaching their supervisors or superiors about their concerns or complaints, then they may contact either the Legal Department of the Company or the Audit Committee or the Governance Committee of the Board of Directors of the Company. If their concerns or complaints require confidentiality, including keeping their identity anonymous, then this confidentiality will be protected, subject to applicable law, regulation or legal proceedings. A listing of the current members of the Audit Committee and the Governance Committee, along with their contact information, is available on GETINFO (Board of Director information can be found under the Info, Numbers & Stats subheading).

9.  No Retaliation

The Company will not permit retaliation of any kind by or on behalf of the Company and its employees, officers and directors against good faith reports or complaints of violations of this Code or other illegal or unethical conduct. Additionally, the Company has adopted a Non-Retaliation Policy for Employees Who Report Violations of Law, which should be consulted if applicable.

10.  Public Company Reporting

As a public company, it is of critical importance that the Company’s filings with the Securities and Exchange Commission be accurate and timely. Depending on his/her position with the Company, an employee, officer or

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director may be called upon to provide necessary information to assure that the Company’s public reports are complete, fair and understandable. The Company expects employees, officers and directors to take this responsibility very seriously and to provide prompt accurate answers to inquiries related to the Company’s public disclosure requirements.

11.  Amendment, Modification And Waiver

This Code may be amended, modified or waived by the Board of Directors and waivers may also be granted by the Governance Committee, subject to the disclosure and other provisions of the Securities Exchange Act of 1934, as amended from time to time, and the rules thereunder and the applicable rules of NASDAQ.

12.  Gifts and Gratuities

The purpose of business entertainment and gifts in a commercial setting is to create good will and sound working relationships, not to gain unfair advantage with customers. No gift or entertainment should be offered, given, provided or accepted by any Company employee, family member of an employee or agent unless it: (1) is not a cash gift, (2) is consistent with customary business practices, (3) is not excessive in value, (4) cannot be construed as a bribe or payoff and (5) does not violate any laws or regulations.

The laws and regulations that apply to relations with government officials may differ from those that apply to relations with non-governmental customers and suppliers. The acceptance of entertainment, meals and gifts by government employees may be strictly limited by law and regulation.

Please discuss with your supervisor or the Legal Department any gifts or proposed gifts which you are not certain are appropriate.

13.  Records and Books

All of the Company’s books, records, accounts and financial statements must be maintained in reasonable detail, must appropriately reflect the Company’s transactions and must conform to applicable legal requirements, Generally Accepted Accounting Principles and to the Company’s system of internal controls. Unrecorded or “off the books” funds or assets should not be maintained. The foregoing is not intended to prevent the application of GAAP principles regarding such matters as whether a particular item must be recorded on the Company’s balance sheet.

14.  Record Retention

Records should be retained or destroyed according to the Company’s record retention policies, which policies are available in the Company’s Policy Manual or from the Company’s Legal Department. In the event of actual or threatened litigation, the Legal Department may issue instructions to retain any or all documents or records (including but not limited to electronic records) which may be relevant to such litigation. Such instructions should be followed, even if the normal retention policies would permit such documents to be destroyed. In accordance with those policies, in the event of litigation or governmental investigation please consult the Company’s Legal Department.

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Annex 2

LODGENET INTERACTIVE CORPORATION
LODGENET 2003 STOCK OPTION AND INCENTIVE PLAN
(as amended by the Board of Directors on November 12, 2008)

Section 1.  Purpose.

The purpose of the LodgeNet Entertainment Corporation (“LodgeNet”) 2003 Stock Option and Incentive Plan (the “Plan”) is to benefit LodgeNet by recognizing the contributions made to LodgeNet by officers and other employees (“Employees”) (including Directors of LodgeNet who are also Employees) of LodgeNet and its subsidiaries, to provide such persons with additional incentive to devote themselves to the future success of LodgeNet, and to improve the ability of LodgeNet to attract, retain and motivate individuals, by providing such persons with a favorable opportunity to acquire or increase their proprietary interest in LodgeNet over a period of years through receipt of options and other awards relating to the common stock of LodgeNet. In addition, the Plan is intended as an additional incentive to members of the Board of Directors of LodgeNet (“Board”) who are not Employees of LodgeNet (“Non-Employee Directors”) to serve on the Board and to devote themselves to the future success of LodgeNet by providing them with a favorable opportunity to acquire or increase their proprietary interest in LodgeNet through receipt of options to acquire common stock of LodgeNet or shares of Restricted Stock.

LodgeNet may grant stock options that constitute “incentive stock options” (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and any Regulations issued thereunder (the “Code”), stock options that do not constitute ISOs (“NSOs”) (ISOs and NSOs being hereinafter collectively referred to as “Options”), Restricted Stock Awards, Stock Appreciation Rights (“SARs”) and Phantom Stock Units (Options and other types of specified grants being hereinafter collectively referred to as “Awards”). Subsequent amendments to the Code or Regulations governing ISOs shall be automatically incorporated into the Plan. Except as otherwise provided in the Plan, the terms and conditions of Awards need not be identical with respect to each Participant, each Award, or both.

Section 2.  Eligibility.

Non-Employee Directors shall participate in the Plan only in accordance with the provisions of Sections 5 and 10 of the Plan. The Plan Administrator (as defined in Section 3) shall initially, and from time to time thereafter, (a) select those Employees to participate in the Plan on the basis of the special importance of their services in the management, development and operations of LodgeNet and (b) recommend to the Board of Directors Awards for the Non-Employee Directors (each such Non-Employee Director and Employee receiving Awards granted under the Plan is referred to herein as a “Participant”).

Section 3.  Administration.

3.1  The Committee.  The Plan shall be administered by the Compensation Committee of the Board of Directors (the “Plan Administrator”). All grants to LodgeNet’s covered employees, as that term is defined in Treasury Regulation 1.162-27(c)(2), of qualified performance-based compensation, as described in Treasury Regulation 1. 162-27(e)(2), and the performance goals for such covered employees, shall be established by the Plan Administrator, which shall consist of at least two “outside directors” within the meaning of Section 162(m) of the Code. If required by the rules of NASDAQ (or any other stock market or exchange on which LodgeNet’s securities are traded), the members of the Plan Administrator shall, in addition, for all applicable grants, satisfy such rules. Grants to LodgeNet’s officers and Directors who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), shall be administered by the Plan Administrator, which shall also satisfy the “non-employee directors” requirements of Rule 16b-3, promulgated under the Exchange Act.

3.2  Authority of the Plan Administrator.  No person, other than the Plan Administrator, shall have any authority concerning decisions regarding the Plan. Subject to the express provisions of the Plan, including but not limited to Sections 5 and 10, the Plan Administrator shall have sole discretion concerning all matters relating to the Plan and Awards granted hereunder. The Plan Administrator in its sole discretion shall determine the Non-

Employee Directors and Employees of LodgeNet to whom, and the time or times at which, Awards will be granted, the type of Award to be granted, the number of shares to be subject to each Award, the expiration date of each Award, the time or times within which the Award may be exercised, the cancellation of the Award (with the consent of the holder thereof), and the other terms and conditions of the grant of the Award; provided, however, that the Plan Administrator shall have no authority to reprice existing Options under the Plan. Without limiting the generality of the foregoing, the Plan Administrator may grant Options which have exercise prices which increase over time.

The Plan Administrator may, subject to the provisions of the Plan, establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan, and may make determinations and may take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each determination or other action made or taken pursuant to the Plan, including interpretation of the Plan and the specific terms and conditions of the Awards granted hereunder by the Plan Administrator shall be final and conclusive for all purposes and upon all persons including, but without limitation, LodgeNet, the Board, officers and the affected Participants and their respective successors in interest.

No individual serving as a member of the Plan Administrator shall, in the absence of bad faith, be liable for any act or omission with respect to his or her service. Such service shall constitute service as a Director of LodgeNet so that he or she shall be entitled to indemnification pursuant to LodgeNet’s Certificate of Incorporation and By-Laws.

3.3  Limitations.  Without the approval of LodgeNet’s stockholders, the exercise price of Options granted hereunder shall not, subsequent to the date of grant, be modified or reduced in any way, other than in connection with a stock split or comparable adjustment in connection with a recapitalization, plan of exchange, acquisition, or similar event.

Subject to the authority of the Plan Administrator to waive or modify the following, (a) all performance-based awards shall include a vesting or risk of forfeiture provision, as appropriate, of no less than one year; (b) all time-based awards shall include a vesting or risk of forfeiture schedule, as appropriate, of at least three years; and (c) no award shall provide for the acceleration of vesting or lapse of the risk of forfeiture, as appropriate, except in cases of death, disability, retirement or change in control of LodgeNet.

Subject to the additional limitation in Section 6.4(b), in any fiscal year, no Participant shall be granted more than $1,000,000 in value of Restricted Stock or more than 100,000 Options.

Section 4.  Shares of Common Stock Subject to Plan.

4.1  The total number of shares of common stock, par value $.01 per share, of LodgeNet (the “Common Stock”), that may be issued under the Plan shall be 2,600,000 ~~1,500,000~~. Any shares of Common Stock subject to issuance upon exercise of Awards but which are not issued because of a surrender (other than pursuant to Sections 8.2 or 17 of the Plan), forfeiture, expiration, termination or cancellation of any such Award, shall once again be available for issuance pursuant to subsequent Awards. If either the purchase price of the shares of Common Stock upon exercise of any Award or the tax withholding requirement is satisfied by tendering or withholding of shares of Common Stock or by tendering exercisable Awards, only the number of shares of Common Stock issued net of the shares of Common Stock tendered or withheld shall be deemed delivered for purposes of determining the number of shares of Common Stock available for Awards under the Plan.

4.2  The number of shares of Common Stock subject to the Plan and to Awards granted under the Plan, the exercise price with respect to Options and Tandem SARs (as defined below) and the base price with respect to Nontandem SARs and Non-Option Stock Appreciation Rights (each as defined below) shall be adjusted as follows: (a) in the event that the number of outstanding shares of Common Stock is changed by any stock dividend, stock split or combination of shares, the number of shares subject to the Plan and to Awards previously granted thereunder shall be proportionately increased, in the event of a stock split or dividend, or proportionately decreased, in the event of a reverse stock split or combination; (b) in the event of any merger, consolidation or reorganization of LodgeNet with any other corporation or corporations, there shall be substituted on an equitable basis as determined by the Board, in its sole discretion, for each share of Common Stock then subject to the Plan and for each share of Common Stock then subject to an Award granted under the Plan, the number and kind of shares of stock, other securities, cash or other property to which the holders of Common Stock of LodgeNet are entitled pursuant to the transaction; and

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(c) in the event of any other change in the capitalization of LodgeNet, the Committee shall provide for an equitable adjustment (i) in the number of shares of Common Stock then subject to the Plan, such that the number of shares subject to the Plan represents the same percentage of LodgeNet’s common equity both before and after such change in capitalization and (ii) to each share of Common Stock then subject to an Award granted under the Plan, such that the holder of an Award would receive the same benefit on exercise that the holder would have received had he or she held the number of shares of Common Stock underlying the Award just prior to such change in capitalization. In the event of any such adjustment, the exercise price per share shall be proportionately adjusted. Adjustments to this Section 4.2 shall be made by the Plan Administrator, whose decision as to the amount and timing of any such adjustment shall be conclusive and binding on all persons. Any modifications or adjustments must comply with Code Section 409A and related regulations such that an Award that was initially exempt from that Section will remain exempt from the requirements of that Section.

Section 5.  Grant of Options to Non-Employee Directors.

5.1  Grants.  Each individual who becomes a Non-Employee Director of LodgeNet shall, if the Plan Administrator so determines, be granted an Award on the date of his or her initial election or appointment to the Board and may also receive an Award on each anniversary of such election. Non-Employee Directors shall also be eligible to receive discretionary Awards as determined by the Plan Administrator from time to time.

5.2  Exercise Price and Period.  The per share exercise price of each NSO granted to a Non-Employee Director shall be the Fair Market Value (as defined below), on the date on which the NSO is granted, of the Common Stock subject to the NSO.

In addition to the terms and conditions set forth in this Section 5, NSOs also shall be subject to such terms and conditions applicable to Options according to Sections 6.2, 6.3, 6.4, 6.5 and 8, provided, however, such additional terms and conditions are not inconsistent with the terms and conditions set forth in this Section 5.

5.3  Payment of Non-Employee Directors’ Fees in Common Stock.

A Non-Employee Director shall receive fifty percent (50%) of his or her annual retainer payments from LodgeNet in the form of shares of Common Stock. The grants described in Section 5.1 of the Plan shall not be counted towards the fifty percent (50%) in this Section 5.3.

Section 6. Grants of Options to Employees.

6.1  Grant.  Subject to the terms of the Plan, the Plan Administrator may from time to time grant Options, which may be ISOs or NSOs, to Employees of LodgeNet. Unless otherwise expressly provided at the time of the grant, Options granted under the Plan to Employees will be ISOs.

6.2  Option Agreement.  Each Option shall be evidenced by a written Option Agreement specifying the type of Option granted, the exercise price, the terms for payment of the exercise price, the expiration date of the Option, the number of shares of Common Stock to be subject to each Option, the time frame in which an Option shall become vested and exercisable, the circumstances under which an Option which has not become vested and exercisable can be forfeited, the circumstances under which an Option which has not become vested and exercisable can become immediately vested and exercisable, the effect on any outstanding Options of an Employee’s termination of employment with LodgeNet, and such other terms and conditions established by the Plan Administrator, in its sole discretion, not inconsistent with the Plan.

6.3  Expiration.  Except to the extent otherwise provided in an Option Agreement, each Option shall expire, and all rights to purchase shares of Common Stock shall expire, on the tenth anniversary of the date on which the Option was granted.

6.4  Required Terms and Conditions of ISOs.  Each ISO granted to an Employee shall be in such form and subject to such restrictions and other terms and conditions as the Plan Administrator may determine, in its sole

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discretion, at the time of grant, subject to the general provisions of the Plan, the applicable Option Agreement, and the following specific rules:

(a) Except as provided in Section 6.4(c), the per share exercise price of each ISO shall be the Fair Market Value of the shares of Common Stock on the date such ISO is granted.

(b) The aggregate Fair Market Value (determined with respect to each ISO at the time such Option is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an individual during any calendar year (under all incentive stock option plans of LodgeNet) shall not exceed $100,000. If the aggregate Fair Market Value (determined at the time of grant) of the Common Stock subject to an Option, which first becomes exercisable in any calendar year exceeds the limitation of this Section 6.4(b), so much of the Option that does not exceed the applicable dollar limit shall be an ISO and the remainder shall be a NSO; but in all other respects, the original Option Agreement shall remain in full force and effect.

(c) Notwithstanding anything herein to the contrary, if an ISO is granted to an individual who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of LodgeNet, within the meaning of Section 422(b)(6) of the Code, (i) the exercise price of each share of Common Stock subject to the ISO shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date the ISO is granted, and (ii) the ISO shall expire and all rights to purchase shares thereunder shall cease no later than the fifth anniversary of the date the ISO was granted.

(d) No ISOs may be granted under the Plan after May 13, 2013.

6.5  Required Terms and Conditions of NSOs.  Each NSO granted to an Employee shall be in such form and subject to such restrictions and other terms and conditions as the Plan Administrator may determine, in its sole discretion, at the time of grant, subject to the general provisions of the Plan and the applicable Option Agreement; provided, however, that the per share exercise price of each NSO shall not be less than the Fair Market Value of the shares of Common Stock on the date such NSO is granted.

6.6  “Fair Market Value.”  Unless modified by the Plan Administrator, for purposes of the Plan, including but not limited to the grant of Non-Option Stock Appreciation Rights and Option Appreciation Rights, and any Option Agreement, “Fair Market Value” shall mean the closing price for the Common Stock as so reported by the NASDAQ Stock Market (or such other stock market or exchange on which LodgeNet’s securities may be traded) for the last preceding day on which trading occurred. Notwithstanding any provision of the Plan to the contrary, no determination made with respect to the Fair Market Value of Common Stock subject to an ISO shall be inconsistent with Section 422 of the Code or regulations issued thereunder. For awards granted prior to January 1, 2005, Fair Market Value shall be determined in good faith, under the terms of the Plan prior to this amendment.

Section 7.	Expiration of Options Granted to Employees; Termination of Employment, Disability, Death, Retirement, or Occurrence of Specified Events.

(a) General Rule.  Except with respect to Options expiring pursuant to subsection 7(b), (c) or (d) below, each Option granted to an Employee shall expire on the expiration date or dates set forth in the applicable Option Agreement. Each Option expiring pursuant to subsection 7(b), (c) or (d) below shall expire on the date set forth in subsection 7(b), (c) or (d) notwithstanding any restrictions and conditions that may be contained in an Employee’s Option Agreement.

(b) Expiration Upon Termination of Employment.  An Option granted to an Employee shall expire on the first to occur of (i) the applicable date or dates determined pursuant to subsection 7(a) or (ii) the date that the employment of the Employee with LodgeNet terminates for any reason other than death or disability pursuant to subsection 7(c) or retirement pursuant to subsection 7(d).

Notwithstanding the preceding provisions of this subsection 7(b), the Plan Administrator, in its sole discretion, may permit an Employee (i) to exercise an Option that is exercisable immediately prior to the termination of employment, notwithstanding any restrictions and conditions that may be contained in his or her Option Agreement, during a period not to exceed ninety days following his or her termination of employment, and/or (ii) to exercise an Option that becomes exercisable after termination of employment and prior to the

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termination of such ninety-day period, during such period. In no event, however, may the Plan Administrator permit such Employee to exercise an Option under this subsection 7(b) after the expiration date or dates set forth in the applicable Option Agreement and in no event may the unvested portion of an Option be exercised during such period.

(c) Expiration Upon Disability or Death.  If the employment of an Employee with LodgeNet terminates by reason of disability (as determined by the Plan Administrator) or death, his or her unexpired Options or portions thereof, if any, held on the date of disability or death that would expire pursuant to the terms of his or her Option Agreement during the twelve month period commencing on the date of disability or death, shall expire on the last day of such twelve-month period. During such twelve-month period, any such Option or portion thereof referred to in the preceding sentence may be exercised by such Employee, or pursuant to Section 12 with respect to the same number of shares and in the same manner and to the same extent as if the Employee had continued as a full-time employee of LodgeNet during such twelve-month period; provided, that the Employee may not exercise any Option or portion thereof which has not vested prior to or during such twelve-month period. Any unexpired Option or portion thereof held by the Employee on the date of disability or death, that would expire pursuant to the terms of his or her Option Agreement on a date more than twelve months after the date of disability or death, shall expire unexercised on the date of disability or death.

(d) Expiration Upon Retirement.  If the employment of an Employee with LodgeNet terminates due to retirement under any qualified retirement plan maintained by LodgeNet, his or her Option shall expire on the earlier to occur of (i) the applicable expiration date or dates set forth in the applicable Option Agreement(s) or (ii) the third anniversary of the date of such termination of employment. If an Employee who has so retired dies prior to exercising in full an Option that has not expired pursuant to the preceding sentence, then notwithstanding the preceding sentence, such Option shall expire on the first anniversary of the date of the Employee’s death. During the period commencing on the date of retirement or death, as the case may be, and ending on the applicable later expiration date, the Options may be exercised by such Employee with respect to the same number of shares and in the same manner and to the same extent as if the Employee had continued as a full-time employee of LodgeNet during such period; provided, that no Option or portion thereof which has not vested prior to or during such period may be exercised.

Section 8.  Exercise of Options.

8.1  Notice.  A person entitled to exercise an Option may do so by delivery of a written notice to that effect specifying the number of shares of Common Stock with respect to which the Option is being exercised and any other information the Plan Administrator may prescribe. The notice shall be accompanied by payment as described in Section 8.2. The notice of exercise shall be accompanied by the Optionee’s copy of the writing or writings evidencing the grant of the Option. All notices or requests provided for herein shall be delivered to the Corporate Secretary of LodgeNet.

8.2  Exercise Price.  Except as otherwise provided in the Plan or in any Option Agreement, the Participant shall pay the exercise price of the shares of Common Stock upon exercise of any Option: (a) in cash; (b) in cash received from a broker-dealer to whom the Participant has submitted an exercise notice consisting of a fully endorsed Option (however, in the case of an Participant subject to Section 16 of the Exchange Act, this payment option shall only be available to the extent such person complies with Regulation T issued by the Federal Reserve Board); (c) by delivering (either actual delivery or by attestation procedures established by LodgeNet) previously owned shares of Common Stock (which the Participant has held for at least six months prior to the delivery of such shares or which the Participant purchased on the open market and in each case for which the Participant has good title, free and clear of all liens and encumbrances) having an aggregate Fair Market Value on the date of exercise equal to the exercise price; (d) by directing LodgeNet to withhold such number of shares of Common Stock otherwise issuable upon exercise of such Option having an aggregate Fair Market Value on the date of exercise equal to the exercise price; (e) by agreeing to surrender Options then exercisable valued at the excess of the aggregate Fair Market Value of the shares of Common Stock subject to such Options on the date of exercise over the aggregate exercise price of such shares; (f) by such other medium of payment as the Plan Administrator, in its discretion, shall authorize at the time of grant; or (g) by any combination of (a), (b), (c), (d) (e) and (f). In the case of an election pursuant to (a) or (b) above, cash shall mean cash or a check issued by a federally insured bank or savings

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and loan, and made payable to LodgeNet. LodgeNet shall issue, in the name of the Participant, stock certificates representing the total number of shares of Common Stock issuable pursuant to the exercise of any Option as soon as reasonably practicable after such exercise, provided that any shares of Common Stock purchased by an Participant through a broker-dealer pursuant to clause (b) above shall be delivered to such broker-dealer in accordance with 12 C.F.R. § 220.3(e)(4) or other applicable provision of law.

Section 9.  Stock Appreciation Rights.

The Plan Administrator may grant either Non-Option Stock Appreciation Rights or Option Stock Appreciation Rights as outlined below.

9.1  Grant of Non-Option Stock Appreciation Rights.  If an Award is designated by the Plan Administrator as a Non-Option Stock Appreciation Right, the value of such Non-Option Stock Appreciation Right shall be related to the appreciation in the value of the Common Stock. If any Non-Option Stock Appreciation Rights awarded under the Plan shall be forfeited or canceled, such Non-Option Stock Appreciation Rights may again be awarded under the Plan. Non-Option Stock Appreciation Rights shall be granted at such time or times and shall be subject to such terms and conditions, in addition to the terms and conditions set forth in the Plan, as the Plan Administrator shall determine.

The receipt of the value of Non-Option Stock Appreciation Rights may be contingent upon either performance or employment standards as determined by the Committee.

9.2  Non-Option Stock Appreciation Rights Agreements.  Non-Option Stock Appreciation Rights issued to an Employee under the Plan shall be governed by a Non-Option Stock Appreciation Rights Agreement that shall set forth the performance or employment standards applicable to the award of Non-Option Stock Appreciation Rights and such other provisions as the Plan Administrator shall determine.

9.3  Payment for Non-Option Stock Appreciation Rights.  Except as otherwise set forth in a Non-Option Stock Appreciation Rights Agreement, upon separation from service of an Employee with LodgeNet for any reason (as determined in accordance with Section 409A of the Code), the Employee shall be entitled to receive an amount in a lump sum cash payment within 75 days of the date of the separation from service equal to the number of Non-Option Stock Appreciation Rights Units granted to him with respect to which the applicable employment and/or performance standards have been satisfied, multiplied by the Fair Market Value of a share of Common Stock of LodgeNet determined pursuant to the provisions of Section 6.6.

9.4  Grant of Option Stock Appreciation Rights.  Option Stock Appreciation Rights (“SARs”) will be granted, if at all, at the time of granting of an Option and may be granted either in addition to the related Option (“Nontandem SAR”) or in tandem with the related Option (“Tandem SAR”). At the time of grant of a Nontandem SAR, the Plan Administrator shall specify the base price of Common Stock to be used in connection with the calculation described in Section 9.5 below. The base price of a Nontandem SAR shall be 100% of the Fair Market Value of a share of Common Stock on the date of grant. The number of shares of Common Stock subject to a Tandem SAR shall be one for each share of Common Stock subject to the Option. The number of shares of Common Stock subject to a Nontandem SAR shall be one for each share of Common Stock subject to the Option. No Tandem SAR may be granted to an Employee in connection with an ISO in a manner that will disqualify the ISO under Section 422 of the Code unless the Employee consents thereto.

9.5  Value of SARs.  Upon exercise, a SAR shall entitle the Employee to receive from LodgeNet the number of shares of Common Stock having an aggregate Fair Market Value equal to the following:

(a) in the case of a Nontandem SAR, the excess of the Fair Market Value of one share of Common Stock as of the date on which the SAR is exercised over the base price specified in such SAR, multiplied by the number of shares of Common Stock then subject to the SAR, or the portion thereof being exercised.

(b) in the case of a Tandem SAR, the excess of the Fair Market Value of one share of Common Stock as of the date on which the SAR is exercised over the exercise price per share specified in such Option, multiplied by the number of shares then subject to the Option, or the portion thereof as to which the SAR is being exercised.

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Cash shall be delivered in lieu of any fractional shares. The Committee, in its discretion, shall be entitled to cause LodgeNet to elect to settle any part or all of its obligation arising out of the exercise of an SAR by the payment of cash in lieu of all or part of the shares of Common Stock it would otherwise be obligated to deliver in an amount equal to the Fair Market Value of such shares on the date of exercise.

9.6  Exercise of Tandem SARs.  A Tandem SAR shall be exercisable during such time, and be subject to such restrictions and conditions and other terms, as the Plan Administrator shall specify in the applicable Option Agreement at the time such Tandem SAR is granted. Notwithstanding the preceding sentence, the Tandem SAR shall be exercisable only at such time as the Option to which it relates is exercisable and shall be subject to the restrictions and conditions and other terms applicable to such Option. Upon the exercise of a Tandem SAR, the unexercised Option, or the portion thereof to which the exercised portion of the Tandem SAR is related, shall expire. The exercise of any Option shall cause the expiration of the Tandem SAR related to such Option, or portion thereof, that is exercised.

9.7  Exercise of Nontandem SARs.

(a) A Nontandem SAR granted under the Plan shall be exercisable during such time, and be subject to such restrictions and conditions and other terms, as the Plan Administrator shall specify in the Option Agreement at the time the Nontandem SAR is granted, which restrictions and conditions and other terms need not be the same for all Employees. Without limiting the generality of the foregoing, the Plan Administrator may specify a minimum number of full shares with respect to which any exercise of a Nontandem SAR must be made.

(b) A Nontandem SAR granted under the Plan shall expire on the date specified by the Plan Administrator in the Option Agreement, provided that such date shall not be more than ten years after the date of grant. The Plan Administrator shall specify in the Option Agreement at the time each Nontandem SAR is granted, the time during which the Nontandem SAR may be exercised prior to its expiration and other provisions relevant to the SAR. The Committee, in its discretion, shall have the power to accelerate the dates for exercise of any or all Nontandem SARs or any part thereof, granted under the Plan.

9.8  Parties Entitled to Exercise SARs.  A SAR may be exercised only by the Employee (or by a legatee or legatees of such SAR under his last will, by his executors, personal representatives or distributees, or by an assignee or assignees pursuant to Section 12 below).

9.9  Settlement of SARs.  As soon as is reasonably practicable after the exercise of an SAR but in no event later than 2 1/2 months following the end of the Employee’s tax year in which the SAR was exercised, LodgeNet shall (i) issue, in the name of the Employee, stock certificates representing the total number of full shares of Common Stock to which the Employee is entitled pursuant to Section 9.5 hereof and cash in an amount equal to the Fair Market Value, as of the date of exercise, of any resulting fractional shares, and (ii) if the Plan Administrator causes LodgeNet to elect to settle all or part of its obligations arising out of the exercise of the SAR in cash, deliver to the Employee an amount in cash equal to the Fair Market Value, as of the date of exercise, of the shares of Common Stock it would otherwise be obligated to deliver.

Section 10.  Restricted Stock Awards To Employees and Non-Employee Directors.

The Plan Administrator may from time to time cause LodgeNet to grant shares of Restricted Stock under the Plan to such Employees and Non-Employee Directors, and subject to such restrictions and conditions and other terms, as the Plan Administrator may determine at the time of grant, subject to the general provisions of the Plan, the applicable Restricted Stock Agreement, and the following specific rules:

10.1  Performance or Employment Standards.  The restrictions applicable to Restricted Stock may be based either on performance or employment or Board service standards. If the restrictions are based upon the performance of LodgeNet, the performance standards shall relate to corporate or business segment performance and may be established in terms including but not limited to growth of gross revenue, cash flow, earnings per share, return on assets, increase in the market price of LodgeNet’s common stock, or return on investment or utilization of assets. Multiple standards may be used and may have the same or different weighting and may relate to absolute performance or relative performance as measured against comparable companies.

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10.2  Restricted Stock Agreements.  Shares of Restricted Stock issued to an Employee or Non-Employee Director under the Plan shall be governed by a Restricted Stock Agreement which shall set forth the restrictions applicable to the Award of Restricted Stock and such other provisions as the Plan Administrator shall determine.

10.3  Issuance of Restricted Stock.  LodgeNet shall issue, in the name of the Employee or Non-Employee Director, stock certificates representing the total number of shares of Restricted Stock granted to the Employee or Non-Employee Director, as soon as may be reasonably practicable after such grant, which shall be held by the Corporate Secretary of LodgeNet as provided in Section 10.7 hereof.

10.4  Rights of Stockholders.  Subject to the provisions of Sections 10.3 and 10.5 hereof and Section 11.2, and the restrictions set forth in the related Restricted Stock Agreement, the Employee or Non-Employee Director receiving a grant shall thereupon be a stockholder with respect to all of the shares represented by such certificate or certificates and shall have the rights of a stockholder with respect to such shares, including the right to vote such shares and to receive dividends and other distributions paid with respect to such shares.

10.5  Restrictions; Forfeiture.  Any share of Restricted Stock granted to an Employee or Non-Employee Director pursuant to the Plan shall be forfeited, and such shares shall revert to LodgeNet, if (i) the Employee or Non-Employee Director violates a non-competition or confidentiality agreement or other condition set forth in the Restricted Stock Agreement, (ii) the Employee’s employment with LodgeNet, or the service of the Non-Employee Director on the Board, terminates prior to a date or dates for expiration of the forfeiture, (iii) the date on which performance standards set forth in the Restricted Stock Agreement fail to be satisfied, or (iv) the date there occurs a violation of any provision of the Restricted Stock Agreement. LodgeNet shall require a forfeiture of Restricted Stock pursuant to this Section 10.5, by giving notice to the Employee or Non-Employee Director at any time within the 30-day period following the applicable date of forfeiture. Upon receipt of such notice, the Corporate Secretary of LodgeNet shall promptly cancel shares of Restricted Stock that are forfeited to LodgeNet.

10.6  Acceleration.  The Plan Administrator, in its discretion, shall have the power to accelerate the date on which the restrictions of this Section 10 or contained in any Restricted Stock Agreements shall lapse with respect to any or all shares of Restricted Stock granted under the Plan.

10.7  Restricted Stock Certificates.  The Corporate Secretary of LodgeNet shall hold the certificate or certificates representing shares of Restricted Stock issued under the Plan on behalf of each Participant who holds such shares until such time as the Restricted Stock is forfeited or the restrictions lapse.

10.8  Terms and Conditions.  The Plan Administrator may prescribe such other restrictions and conditions and other terms applicable to the shares of Restricted Stock issued to an Employee or Non-Employee Director under the Plan that are neither inconsistent with nor prohibited by the Plan or any Restricted Stock Agreement, including, without limitation, terms providing for a lapse of the restrictions of this Section 10 or in any Restricted Stock Agreement, in installments.

Section 11.  Terms and Conditions of Awards.

11.1  Each Participant shall agree to such restrictions and conditions and other terms in connection with the grant and exercise of an Award, including restrictions and conditions on the disposition of the Common Stock acquired upon the exercise, grant or sale thereof, as the Plan Administrator may deem appropriate and as is set forth in the applicable Award Agreement. The certificates delivered to a Participant or to the Corporate Secretary of LodgeNet evidencing the shares of Common Stock acquired upon exercise of an Award may, and upon the grant of Restricted Stock to an Employee or Non-Employee Director shall, bear a legend referring to the restrictions and conditions and other terms contained in the respective Award Agreement and the Plan, and LodgeNet may place a stop transfer order with its transfer agent against the transfer of such shares. If requested to do so by the Plan Administrator at the time of exercise of an Option or sale of Restricted Stock, each Participant shall execute a written instrument stating that he is purchasing the Common Stock for investment and not with any present intention to sell the same.

11.2  The obligation of LodgeNet to sell and deliver Common Stock under the Plan shall be subject to all applicable laws, regulations, rules and approvals, including, but not by way of limitation, the effectiveness of a registration statement under the Securities Act of 1933, as amended (the “Act”), if deemed necessary or appropriate

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by the Committee, of the Common Stock, Options, SARs, Restricted Stock, and other securities reserved for issuance or that may be offered under the Plan.

Section 12.  Nontransferability.

Except in connection with unrestricted Common Stock issued pursuant to an Award, Awards granted under the Plan and any rights and privileges pertaining thereto, may not be transferred, assigned, pledged or hypothecated in any manner, by operation of law or otherwise, other than by will or by the laws of descent and distribution and shall not be subject to execution, attachment or similar process. The granting of an Award shall impose no obligation upon the applicable Participant to exercise such Award.

Section 13.   Rights as Shareholder.

A Participant or an assignee of a Participant pursuant to Section 12 shall have no rights as a shareholder with respect to any Common Stock covered by an Award or receivable upon the exercise of an Award until the Participant or transferee shall have become the holder of record of such Common Stock, and, except as provided in Section 14, no adjustments shall be made for dividends in cash or other property or other distributions or rights in respect to such Common Stock for which the record date is prior to the date on which the Participant shall have in fact become the holder of record of the shares of Common Stock acquired pursuant to the Award.

Section 14.  Postponement of Exercise.

The Plan Administrator may postpone any exercise of an Award for such time as the Plan Administrator in its sole discretion may deem necessary in order to permit LodgeNet (a) to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable upon the exercise of an Award under the Act, or the securities laws of any applicable jurisdiction, (b) to permit any action to be taken in order to (i) list such shares of Common Stock on a stock exchange if shares of Common Stock are then listed on such exchange or (ii) comply with restrictions or regulations incident to the maintenance of a public market for shares of Common Stock, including any rules or regulations of any stock exchange on which the shares of Common Stock are listed, or (c) to determine that such shares of Common Stock and the Plan are exempt from such registration or that no action of the kind referred to in (b)(ii) above needs to be taken; and LodgeNet shall not be obligated by virtue of any terms and conditions of any Award or any provision of the Plan to recognize the exercise of an Award or to sell or issue shares of Common Stock in violation of the Act or the law of any government having jurisdiction thereof. Any such postponement shall not extend the term of an Award and neither LodgeNet nor its directors or officers shall have any obligation or liability to a Participant, to the Participant’s successor or assignee, or any other person, with respect to any shares of Common Stock as to which the Award shall lapse because of such postponement.

Section 15.  Withholding Taxes.

Whenever LodgeNet proposes or is required to issue or transfer shares of Common Stock to a Participant under the Plan, LodgeNet shall have the right to require the Participant to remit to LodgeNet an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. If such certificates have been delivered prior to the time a withholding obligation arises, LodgeNet shall have the right to require the Participant to remit to LodgeNet an amount sufficient to satisfy all federal, state or local withholding tax requirements at the time such obligation arises and to withhold from other amounts payable to the Participant, as compensation or otherwise, as necessary. Whenever payments under the Plan are to be made to a Participant in cash, such payments shall be net of any amounts sufficient to satisfy all federal, state and local withholding tax requirements. In connection with an Award in the form of shares of Common Stock, a Participant may elect to satisfy his tax withholding obligation incurred with respect to the Taxable Date (as defined below) of the Award by (a) directing LodgeNet to withhold a portion of the shares of Common Stock otherwise distributable to the Participant, or (b) by transferring to LodgeNet a certain number of shares (either subject to a Restricted Stock Award or previously owned), such shares being valued at the Fair Market Value thereof on the Taxable Date. Notwithstanding any provisions of the Plan to the contrary, a Participant’s election pursuant to the preceding sentence (a) must be made on or prior to the Taxable Date with respect to such Award, and (b) must be irrevocable. In lieu of a separate election on each Taxable Date of an Award, a Participant may make a blanket election with the

9

Plan Administrator that shall govern all future Taxable Dates until revoked by the Participant. If the holder of shares of Common Stock purchased in connection with the exercise of an ISO disposes of such shares within two years of the date such an ISO was granted or within one year of such exercise, he shall notify LodgeNet of such disposition and remit an amount necessary to satisfy applicable minimum withholding requirements including those arising under federal income tax laws. If such holder does not remit such amount, LodgeNet may withhold all or a portion of any salary or other amounts then or in the future owed to such holder as necessary to satisfy such minimum requirements. Taxable Date means the date a Participant recognizes income with respect to an Award under the Code or any applicable state or local income tax law.

Section 16.  Leave of Absence.

The Plan Administrator shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by any Participant. Without limiting the generality of the foregoing, the Plan Administrator shall be entitled to determine (i) whether or not any such leave of absence shall constitute a termination of employment or service on the Board within the meaning of the Plan, consistent with Section 409A of the Code if applicable, and (ii) the impact, if any, of any such leave of absence on Awards under the Plan theretofore granted to any Participant who takes such leave of absence.

Section 17.  Termination or Amendment of Plan.

The Plan Administrator may correct any defect or supply an omission or reconcile any inconsistency in the Plan or in any Award granted hereunder in the manner and to the extent it shall deem desirable, in its sole discretion, to effectuate the Plan. The Plan Administrator may only materially alter or suspend the Plan or any Award granted hereunder or terminate the Plan without further action on the part of the shareholders of LodgeNet to the extent permitted by law, regulation, and stock exchange or interdealer quotation system requirements. With respect to ISOs, the Plan Administrator may not effect a change inconsistent with Section 422 of the Code or regulations issued thereunder. The termination of the Plan with respect to any Award covered by Section 409A of the Code shall be subject to the limitations on termination of plans as described Section 409A of the Code and the guidance and regulations issued thereunder.

No amendment or termination of the Plan shall in any manner affect any Award theretofore granted without the consent of the Participant, except that the Plan Administrator may amend the Plan in a manner that does affect Awards theretofore granted upon a finding by the Plan Administrator that such amendment is in the best interest of holders of outstanding Awards affected thereby.

Section 18.  Effective Date.

The Plan shall be effective upon the date of approval of the Plan by an affirmative vote of a majority of the shares of the voting stock of LodgeNet entitled to be voted by the holders of stock represented at a duly held shareholders’ meeting, within 12 months after the date of adoption of the Plan by the Board.

Section 19.  Requirements of Law.

The granting of Awards under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges or national securities associations as may be required, including, but not limited to, the requirements of Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes Act”) relating to the mandatory forfeiture of certain incentive-based and equity-based compensation, which may also be Awards under the Plan, by an issuer’s (as that term is defined in the Sarbanes Act) chief executive officer and chief financial officer and Internal Revenue Code Section 409A and related regulations which apply to Non-Option Stock Appreciation Rights Awards and equity Awards under this Plan .

Section 20.  Governing Law.

The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of South Dakota, to the extent not inconsistent with Section 422 of the Code and Section 409A of the Code.

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Section 21.  Notice.

Every direction, revocation or notice authorized or required by the Plan shall be deemed delivered to LodgeNet (a) on the date it is personally delivered to the Corporate Secretary of LodgeNet at its principal executive offices or (b) three business days after it is sent by registered or certified mail; postage prepaid, addressed to the Corporate Secretary at such offices; and shall be deemed delivered to a Participant or assignee (a) on the date it is personally delivered to him or (b) three business days after it is sent by registered or certified mail, postage prepaid, or (c) one business day after it is sent by a nationally recognized overnight courier service, such as Federal Express, in each of (b) and (c), addressed to him at the last address shown on the records of LodgeNet.

Section 22.  Successors.

In the event of a sale of substantially all of the assets of LodgeNet, or a merger, consolidation or share exchange involving LodgeNet, or a change of control reportable under Item 1 of Form 8-K, the Board may, in its sole discretion, do any of the following or a combination thereof: 1) terminate the Plan and cash out vested Awards; 2) provide for the successor to assume all Awards and credit all service or provide for all vested Awards under this Plan to be exchanged for equivalent Awards under an incentive plan of the successor; or 3) accelerate the vesting of any non-vested Awards at the time of a transaction described in this Section.

Section 23.  Indemnification of the Plan Administrator.

In addition to such other rights of indemnification as they may have as members of the Board, or as individuals serving as members of the Plan Administrator, the members of the Plan Administrator shall be indemnified by LodgeNet against (a) the reasonable expenses (as such expenses are incurred), including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding (or in connection with any appeal therein), to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder; and (b) against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by LodgeNet) or paid by them in satisfaction of a judgment in such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Plan Administrator member is liable for gross negligence or misconduct in the performance of his duties; provided that within 60 days after institution of such action, suit or proceeding a Plan Administrator member shall in writing offer LodgeNet the opportunity, at its own expense, to handle and defend the same.

Section 24.  No Contract of Employment or Service on the Board.

Neither the adoption of the Plan, nor the amendment and the restatement of the Plan, nor the grant of any Award shall be deemed to obligate LodgeNet to continue the employment or service on the Board of any Participant for any particular period, nor shall the granting of an Award constitute a request or consent to postpone the retirement date of any Participant.

Section 25.  Gender.

Except when otherwise required by the context, any masculine terminology in this document shall include the feminine, and any singular terminology shall include the plural.

Section 26.  Forms.

The Plan Administrator shall approve the forms, and terms, of all Awards granted under this Plan.

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LODGENET INTERACTIVE CORPORATION
3900 W. INNOVATION STREET
SIOUX FALLS, SD 57107-7002
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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M11163	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

LODGENET INTERACTIVE CORPORATION	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends a vote “FOR” all nominees listed and “FOR” Proposals 2 and 3.
	☐	☐	☐
Vote On Directors
1.	Election of Directors

Nominees:
01) Marty Abbott 02) R. Douglas Bradbury 03) John E. Haire
Vote On Proposals

		For	Against	Abstain
2.
Amendment of the 2003 Stock Option and Incentive Plan. To approve an amendment to increase the number of shares authorized for issuance under the 2003 Stock Option and Incentive Plan by 1,100,000 shares.
		☐	☐	☐

3.
Ratification of Appointment of Independent Registered Public Accounting Firm. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.
		☐	☐	☐

4.	Other Business. To transact such other business as may properly come before the Meeting and at any and all adjournments thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

M11164

LODGENET INTERACTIVE CORPORATION
This Proxy is Solicited on Behalf of the Board of Directors for
the Annual Meeting of Stockholders to be held May 13, 2009
The undersigned hereby appoints Mr. Scott C. Petersen and Mr. Gary H. Ritondaro, and each of them, the attorneys, agents and proxies of the undersigned, with full power of substitution to each (the “Proxies”), to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Stockholders (the “Annual Meeting”) of LodgeNet Interactive Corporation (the “Company”) to be held at the Company’s Corporate Offices, 3900 W. Innovation Street, Sioux Falls, South Dakota 57107 on Wednesday, May 13, 2009 at 9:00 a.m. Central Daylight Time or any adjournment thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.
This Proxy when properly executed will be voted as specified. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the Proxy will be voted “FOR” the election of Marty Abbott, R. Douglas Bradbury and John E. Haire; “FOR” the Amendment of the 2003 Stock Option and Incentive Plan; and “FOR” the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009. This Proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise by filing with the Corporate Secretary of the Company a duly executed proxy bearing a later date or an instrument revoking this Proxy, or by attending and electing to vote in person.
PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE
(Continued and to be voted on reverse side)